                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement          [ ]   Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         The Growth Fund of Spain, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No Fee Required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, schedule or registration statement no.:

      (3)   Filing party:

      (4)   Date filed:

                                                                 October 2, 1998


Kemper

Important News

                                 for The Growth Fund of Spain, Inc. Shareholders

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT, HERE IS A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT IS HAPPENING?


A As a shareholder of The Growth Fund of Spain, Inc. (the "Fund"), you are being asked to vote on a management proposal to convert the Fund from a closed-end investment company to an open-end investment company. If the proposal is approved by the shareholders, the Fund will be reorganized and become a new series of Kemper Global/International Series, Inc. (the "New Fund").


Q WHAT IS THE DIFFERENCE BETWEEN A CLOSED-END AND AN OPEN-END INVESTMENT
COMPANY?

A Closed-end investment companies, such as the Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new securities. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price. This price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund's shares.


Open-end investment companies issue shares that can be redeemed or sold back to the fund at the fund's net asset value per share. Moreover, open-end investment companies generally issue new shares at the fund's net asset value per share. Since they must be ready to redeem their shares on a daily basis, open-end funds may not be able to be as fully invested as closed-end funds and may also have higher operating expenses, both of which may affect performance.


Q WHY CONVERT THE FUND TO AN OPEN-END INVESTMENT COMPANY?


A The Fund was organized in 1990 in a closed-end format to offer investors access to the then newly-liberalized securities markets of Spain without the administrative burden associated with purchasing or selling Spanish securities on an individual basis. The Fund's investment objective is long-term capital appreciation and the Fund has delivered an average annual total return (based on market price) of 8.93% since inception through August 31, 1998. The Fund believes that it has realized its long-term objective. Despite this impressive performance record, shares have traded consistently at a discount from their net asset value. Open-ending the Fund will eliminate this discount.


    KEMPER

    LOGO

Fund Management believes that a number of shareholders of the Fund support the conversion of the Fund to open-end status as a means of permitting shareholders to realize the net asset value of their investment in the Fund.

Q HOW MANY VOTES ARE NEEDED FOR THIS CONVERSION AND REORGANIZATION?

A The Fund's Articles of Incorporation currently require the affirmative vote of three-quarters (3/4) of the Fund's outstanding shares of common stock to approve any open-ending proposal. However, as part of this proposal the Articles will be amended to lower the required vote for open-ending from three-quarters (3/4) to two-thirds (2/3).

Q WILL CONVERSION AFFECT MY ABILITY TO DISPOSE OF SHARES?

A Once Fund shares are exchanged for New Fund shares in connection with the reorganization, you will be able to redeem shares of the New Fund at net asset value rather than have to sell them at the market price through a broker-dealer. It will be the policy of the New Fund, with respect to any one shareholder during any 90-day period, to pay redemption proceeds in cash up to the lesser of $250,000 or one percent (1%) of the net assets of the New Fund at the beginning of the period. Redemptions in excess of such amount will be paid in-kind by distributing portfolio securities with a value equal to the net asset value of the shares redeemed. Shareholders who receive redemptions in-kind will also be subject to transaction costs associated with the establishment of securities accounts to hold such securities (and transfer of securities to such accounts) and/or the liquidation of their in-kind redemption proceeds.

The New Fund will also impose a two percent (2%) redemption fee on all redemptions (including redemptions paid in-kind) of shares held for less than one year. The one year includes the time period shares of the Fund are held prior to the open-end conversion.

Q WHY ARE THESE CONDITIONS OR LIMITATIONS NECESSARY?

A The in-kind redemptions policy is intended to help minimize adverse tax consequences to the New Fund and non-redeeming shareholders that could occur due to large redemptions. Likewise, imposition of the two percent (2%) redemption fee is designed to protect the long-term shareholders from administrative and transactional expenses that could be imposed on the Fund by redeeming short-term shareholders.

Q ARE THE SHAREHOLDERS BEING ASKED TO VOTE ON ANY OTHER MATTERS AT THE MEETING?

A Yes, shareholders are also being asked to elect two directors to the Board of Directors, to ratify the selection of Ernst & Young LLP as independent auditors, to approve a new investment management agreement with Scudder Kemper Investments, Inc. and a new sub-advisory agreement with BSN Gestion de Patrimonios, S.A., S.G.C. (which will not be continued if the conversion and reorganization proposal is adopted), and to approve changing the Fund's classification from a diversified fund to a non-diversified fund.

Q HOW DO THE MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND SUGGEST THAT I VOTE?

A After careful consideration, as well as extensive deliberation and consultation with Scudder Kemper, the board members, all of whom are independent members, recommend that you vote "For" all the items on the enclosed proxy card.

THE GROWTH FUND OF SPAIN, INC.
222 South Riverside Plaza  Chicago, Illinois 60606

Telephone 1-800-733-8481 (Extension 438)


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 28, 1998 AND PROXY STATEMENT


                                                                 October 2, 1998


To the Shareholders:

You are invited to attend the annual meeting of the shareholders of The Growth Fund of Spain, Inc. (the "Fund" or "GSP"). The meeting will be held at the offices of the Scudder Kemper Investments, Inc., 345 Park Avenue, 25th Floor, New York, New York on Wednesday, October 28, 1998 at 3:30 p.m., New York time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1.   To elect two directors to the Board of Directors.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3A. To approve a new investment management agreement with Scudder Kemper Investments, Inc.


3B. To approve a new sub-advisory agreement with BSN Gestion de Patrimonios, S.A., S.G.C. (Approval of Item 3B is conditional upon approval of Item 3A.)


4. To approve the change in the Fund's classification from a diversified to a non-diversified fund.

5. To approve a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal includes the following:

      (a)  Approving changes to the Fund's Articles of Incorporation to:

           (i) Permit the conversion to an open-end investment company and the Reorganization (as defined below) to be approved by the affirmative vote of two-thirds of the Fund's outstanding shares of common stock and to provide that the Fund will no longer be governed by the business combination provisions of the Maryland General Corporation Law; and

           (ii) Reflect the Fund's status as an open-end investment company;

      (b) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company;

      (c)  Approving changes to the Fund's fundamental investment policies; and

      (d) Adopting an Agreement and Plan of Reorganization pursuant to which the Fund would become a series of Kemper Global/ International Series, Inc. (the "Reorganization").

The Board of Directors of the Fund has fixed the close of business on September 4, 1998 as the record date for determining the shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL ITEMS.

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, AND SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Directors for voting at the annual meeting of shareholders to be held on Wednesday, October 28, 1998 and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about October 2, 1998.


The Board of Directors recommends that shareholders vote FOR ALL ITEMS.

THE VOTE REQUIRED TO APPROVE EACH ITEM IS DESCRIBED UNDER "MISCELLANEOUS."


The Board of Directors has fixed the close of business on September 4, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. As of September 4, 1998, there were 16,530,292.806 shares of the Fund issued and outstanding.


ITEM 1. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, each class having a term of three years. At the annual meeting of shareholders in each year, the term of one class of Directors expires. Pursuant to the Fund's Articles of Incorporation, the number of Directors is apportioned among the classes so as to maintain the classes as nearly equal in number as possible.

It is intended that the proxies will be voted for the election as Directors of the nominees described below. The nominees listed below have consented to serve as Directors, if elected. In case any nominee shall be unable or shall fail to act as a Director by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion. Each Class I Director so elected will serve as a Director of the Fund until the 2001 annual meeting of shareholders and, in each case, until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the Fund's Articles of Incorporation and By-laws.

Mr. Kelsey was last elected to the Board at the 1995 annual meeting of shareholders. Mr. Renwick was first elected to the Board at the September 19, 1995 special meeting of shareholders. Messrs. Melville and Sell were first elected to the Board at the December 3, 1997 special meeting of shareholders. Messrs. Akins and Tingleff were last elected to the Board at the 1997 annual meeting of shareholders. Messrs. Gottschalk and Weithers were last elected to the Board at the 1996 annual meeting of shareholders.

As noted below, if Item 5 is approved, the Fund will be reorganized as a series of Kemper Global/International Series, Inc. ("KGIS"). The composition of the Board of Directors of KGIS, however, is different from that of the Fund. Also, the directors of KGIS are not elected in staggered terms of three years, but are elected to serve until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns or is removed as provided in KGIS's Articles of Incorporation and By-laws.

                         NOMINEES FOR DIRECTOR--CLASS I

                                                YEAR FIRST    SHARES BENEFICIALLY
NAME (DATE OF BIRTH), PRINCIPAL    YEAR TERM     BECAME A         OWNED AS OF
  OCCUPATION AND AFFILIATIONS       EXPIRES      DIRECTOR      AUGUST 31, 1998*
-------------------------------    ---------    ----------    -------------------
Frederick T. Kelsey (4/25/27)        2001          1989              1,000
  Retired; formerly, consultant
  to Goldman, Sachs & Co.;
  formerly, President,
  Treasurer and Trustee of
  Institutional Liquid Assets
  and its affiliated mutual
  funds; Trustee of the
  Northern Institutional Funds;
  formerly, Trustee of the
  Pilot Funds
Fred B. Renwick (2/1/30)             2001          1995                  0
  Professor of Finance, New
  York University, Stern School
  of Business; Director, TIFF
  Investment Program, Inc.;
  Director, the Wartburg
  Foundation; Chairman,
  Investment Committee of
  Morehouse College Board of
  Trustees; Chairman, American
  Bible Society Investment
  Committee; formerly, member
  of the Investment Committee
  of Atlanta University Board
  of Trustees; formerly,
  Director of Board of Pensions
  Evangelical Lutheran Church
  of America

                         CONTINUING DIRECTORS--CLASS II

                                                YEAR FIRST    SHARES BENEFICIALLY
NAME (DATE OF BIRTH), PRINCIPAL    YEAR TERM     BECAME A         OWNED AS OF
  OCCUPATION AND AFFILIATIONS       EXPIRES      DIRECTOR      AUGUST 31, 1998*
-------------------------------    ---------    ----------    -------------------
Arthur R. Gottschalk (2/13/25)       1999          1989              1,000
  Retired; formerly, President,
  Illinois Manufacturers
  Association; Trustee,
  Illinois Masonic Medical
  Center; formerly, Illinois
  State Senator; formerly, Vice
  President, The Reuben H.
  Donnelley Corp.; formerly,
  attorney
Moritz A. Sell (10/12/67)            1999          1997                  0
  Market Strategist,
  Bankgesellschaft Berlin AG;
  Analyst, Barclays de Zoete
  Wedd (investment bank),
  October 1995 until May 1996;
  prior thereto, Derivatives
  Trader, Canadian Imperial
  Bank of Commerce
John G. Weithers (8/8/33)            1999          1993                300
  Retired; formerly, Chairman
  of the Board and Chief
  Executive Officer, Chicago
  Stock Exchange; Director,
  Federal Life Insurance
  Company; President of the
  Members of the Corporation
  and Trustee, DePaul
  University

                        CONTINUING DIRECTORS--CLASS III


                                                YEAR FIRST    SHARES BENEFICIALLY
NAME (DATE OF BIRTH), PRINCIPAL    YEAR TERM     BECAME A         OWNED AS OF
  OCCUPATION AND AFFILIATIONS       EXPIRES      DIRECTOR      AUGUST 31, 1998*
-------------------------------    ---------    ----------    -------------------
James E. Akins (10/15/26)            2000          1995                  0
  Consultant on International,
  Political, and Economic
  Affairs; formerly a career
  United States Foreign Service
  Officer, Energy Adviser for
  the White House; United
  States Ambassador to Saudi
  Arabia
Gregory L. Melville (7/22/56)        2000          1997                  0
  Assistant Director,
  Bankgesellschaft Berlin AG;
  Vice President, Salomon
  Brothers Inc., 1990 until
  June 1995
John B. Tingleff (5/4/35)            2000          1991              1,006
  Retired; formerly, President,
  Tingleff & Associates
  (management consulting firm);
  formerly, Senior Vice
  President, Continental
  Illinois National Bank &
  Trust Company


---------------
* From time to time, the Directors have been, and may in the future be, restricted from buying and/or selling shares of the Fund.

All of the Directors, except Messrs. Melville and Sell, serve as board members of 15 investment companies, with 50 portfolios, managed by the Scudder Kemper Investments, Inc. (the "Adviser").

The Board has an audit and governance committee that is composed of Messrs. Akins, Gottschalk, Kelsey, Tingleff, Renwick and Weithers. The committee met four times during the fiscal year ended November 30, 1997. The committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, seeks and reviews nominees for Board membership and performs such other tasks as the Board assigns. The committee also proposes the nominees for election as directors by the shareholders. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendations to the secretary of the Fund.

The Fund pays Directors who are not "interested persons" of the Fund an annual retainer fee plus expenses, and an attendance fee for each Board meeting and committee meeting. As reflected above, certain of the Directors currently serve as board members of various other investment companies for which the Adviser serves as investment manager. Directors or officers who are "interested persons" receive no compensation from the Fund. The Board met ten times during the fiscal year ended November 30, 1997. Each then current Director attended 75% or more of the respective meetings of the Board and the audit and governance committee (if then a member thereof) held during the fiscal year ended November 30, 1997, except Messrs. Melville and Sell who were not directors during such fiscal year.

The table below shows, for each Director entitled to receive compensation from the Fund, the aggregate compensation paid or accrued during the Fund's fiscal year ended November 30, 1997 and the aggregate compensation from Kemper funds paid or accrued during calendar year 1997.

                                                     AGGREGATE COMPENSATION
                           AGGREGATE COMPENSATION        FROM FUND AND
NAME OF DIRECTOR                 FROM FUND               FUND COMPLEX**
----------------           ----------------------    ----------------------
James E. Akins.........            $4,000                   $106,300
Arthur R.
  Gottschalk*..........             4,100                    121,100
Frederick T. Kelsey....             4,100                    111,300
Gregory L. Melville....               ***                        ***
Fred B. Renwick........             4,000                    106,300
Moritz A. Sell.........               ***                        ***
John B. Tingleff.......             4,000                    106,300
John G. Weithers.......             4,000                    106,300

---------------
* Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain investment companies. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees and interest accrued at the fiscal year ended November 30, 1997 with respect to the Fund was $108,700 for Mr. Gottschalk.

** Includes compensation for service on the Boards of 13 funds, with 39 portfolios, managed by the Adviser and its affiliates during calendar year 1997. Each Director, with the exception of Messrs. Melville and Sell, currently serves as a board member of 15 funds, with 50 portfolios, managed by the Adviser. Aggregate compensation does not reflect amounts paid by the Adviser to the Directors for meetings in connection with the combination of

    Scudder, Stevens & Clark, Inc. and Zurich Kemper Investments, Inc. (the "Zurich/Scudder alliance"). Such amounts totaled $42,800, $40,100, $39,000, $42,900, $42,900, and $42,900 for Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff and Weithers, respectively.

*** Messrs. Melville and Sell were first elected to the Board at the December 3, 1997 special shareholders meeting, effective December 31, 1997.

FUND OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth and terms as Fund officers indicated, is set forth below.

Mark S. Casady (9/21/60) has been a vice president of the Fund since 1/21/98. Mr. Casady is a managing director of the Adviser, formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

Philip J. Collora (11/15/45) has been a vice president of the Fund since 2/1/90 and secretary of the Fund since 3/2/95. Mr. Collora is senior vice president of the Adviser.

Joan R. Gregory (8/4/45) has been vice president of the Fund since 3/18/98. Ms. Gregory is a vice president of the Adviser.

Jerard K. Hartman (3/1/33) has been vice president of the Fund since 1/21/98. Mr. Hartman is a managing director of the Adviser.

John R. Hebble (6/27/58) has been treasurer of the Fund since 5/20/98. Mr. Hebble is a senior vice president of the Adviser.

Maureen E. Kane (2/14/62) has been an assistant secretary of the Fund since 1/21/98. Ms. Kane is a vice president of the Adviser, formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

Thomas W. Littauer (4/26/55) has been vice president of the Fund since 1/21/98. Mr. Littauer is a managing director of the Adviser, formerly Head of Broker Dealer Division of Putnam Investment Management during 1996-1997; prior thereto, President of Client Management Services for Fidelity Investments from 1990 to 1996.

Brenda Lyons (2/21/63) has been assistant treasurer of the Fund since 9/22/98. Ms. Lyons is a vice president of the Adviser.

Ann M. McCreary (11/6/56) has been vice president of the Fund since 1/21/98. Ms. McCreary is a managing director of the Adviser.

Caroline Pearson (4/1/62) has been an assistant secretary of the Fund since 1/21/98. Ms. Pearson is a senior vice president of the Adviser, formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

Daniel Pierce (3/18/34) has been president of the Fund since 1/21/98. Mr. Pierce is a managing director of the Adviser.

Kathryn L. Quirk (12/3/52) has been vice president of the Fund since 1/21/98. Ms. Quirk is a managing director of the Adviser.

Steven H. Reynolds (9/11/43) has been vice president of the Fund since 1/21/98. Mr. Reynolds is a managing director of the Adviser.

Elizabeth C. Werth (10/1/47) has been an assistant secretary of the Fund since 1/21/98. Ms. Werth is a vice president of the Adviser and vice president of Kemper Distributions Inc.

Linda J. Wondrack (9/12/64) has been vice president of the Fund since 1/21/98. Ms. Wondrack is a senior vice president of the Adviser.

The officers of the Fund are elected by the Board of Directors on an annual basis to serve until their successors are elected and qualified.

SHAREHOLDINGS

As of June 30, 1998, the Directors and officers of the Fund as a group owned beneficially 3,306 shares of the Fund, which is less than 1% of the outstanding shares. As of September 3, 1998, according to filings made with the Securities and Exchange Commission, 1,378,000 shares, representing 8.30% of the outstanding shares of the Fund, were beneficially owned by Cargill Financial Markets PLC, Knowle Hill Park, Fairmile Lane, Cobham, Surrey KT11 2PD, United Kingdom. As of May 12, 1998, according to filings made with the Securities and Exchange Commission, 1,877,800 shares, representing 11.30% of the outstanding shares of the Fund, were beneficially owned by Bankgesellschaft Berlin AG, Alexanderplatz, 2 D-10178, Berlin, Germany. As of February 10, 1998, according to filings made with the Securities and Exchange Commission, 960,600 shares, representing 5.31% of the outstanding shares of the Fund, were beneficially owned by FMR Corporation, 82 Devonshire Street, Boston, Massachusetts. According to a
Schedule 13D filed with the Securities and Exchange Commission by Stichting Azko Pensioenfonds ("Stichting") in March 1992, Stichting is the beneficial owner of 965,000 shares of the Fund. Stichting has not subsequently publicly filed an amendment to its Schedule 13D.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940 (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934 require the Fund's officers and Directors, the Adviser, affiliated persons of the Adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based upon a review of these forms as furnished to the Fund, the Fund believes that, during the fiscal year ended November 30, 1997, there was compliance with all Section 16(a) filing requirements applicable to the Fund's officers and Directors, the Adviser and affiliated persons of the Adviser.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 2.

A majority of the Directors who are "non-interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditor of the Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

ITEMS 3A AND 3B. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 3.

INTRODUCTION

Scudder Kemper Investments, Inc. acts as the investment adviser and manager for the Fund (the "Adviser") pursuant to an investment management agreement in effect between the Adviser and the Fund. The investment management agreement in effect between the Fund and the Adviser prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries plc ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as the "Former Investment Management Agreement." The investment management agreement currently in effect between the Fund and the Adviser was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as the "New Investment Management Agreement," collectively, the "New Investment Management Agreement" and, together with the Former Investment Management Agreement, the "Investment Management Agreement."

On June 26, 1997, the Adviser's predecessor, Scudder, Stevens & Clark, Inc. ("Scudder"), entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary and investment manager of the Fund, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of the Fund's investment management agreement with Kemper. However, the Former Investment Management Agreement between the Fund and Scudder Kemper was approved by the Board and by the Fund's shareholders.

THE ZURICH-B.A.T TRANSACTION

On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in the Adviser) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in principle, dated as of October 15, 1997 (the "Agreement in Principle") to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle. In order to effect this combination, Zurich and B.A.T first reorganized their operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which now holds B.A.T's financial services businesses.

Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"), in each case in exchange for shares of Zurich Financial Services. As a result, upon the completion of the Transaction, the former Zurich shareholders became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders now own (through Allied Zurich p.l.c.) 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

CORPORATE GOVERNANCE

At the closing of the Zurich-B.A.T Transaction, the parties entered into a governing agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services (the "Governing Agreement").

The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Hueppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman Mr. Hueppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of the Adviser, who is responsible for Global Asset Management for Zurich Financial Services), and three are current B.A.T executives.

The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom were Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Board of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

Zurich has informed the Fund that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including the Adviser.

Governance arrangements that were put in place at the time of the acquisition of Zurich's 70% interest in the Adviser (which are discussed below under "The Adviser") remain unaffected by the Zurich-B.A.T Transaction. These arrangements preclude the making of certain major decisions affecting the Adviser without approval of directors of the Adviser elected by the non-Zurich shareholders of the Adviser.

Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Former Investment Management Agreement with the Adviser. As required by the 1940 Act, the Former Investment Management Agreement provided for its automatic termination in the event of its assignment. Accordingly, the New Investment Management Agreement between the Fund and the Adviser was approved by the Board members of the Fund and is now being proposed for approval by shareholders of the Fund. The Adviser has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission"), permitting it to implement, without prior shareholder approval, the New Investment Management Agreement for a period of up to 150 days after the consummation of the Transaction. A copy of the New Investment Management Agreement is attached hereto as Exhibit A. In accordance with the exemptive order, the advisory fees paid by the Fund to the Adviser under the New Investment Management Agreement have been held in an interest-bearing escrow account, and the Fund will continue to deposit such fees in escrow until shareholder approval of the New Investment Management Agreement. If the agreement is not approved, the fees shall be returned to the Fund. THE NEW INVESTMENT MANAGEMENT AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. The material terms of the Former Investment Management Agreement is described under "Description of the Investment Management Agreement" below.

BOARD RECOMMENDATION


The Board of the Fund met on July 16, 1998, to consider the Transaction and its anticipated effects upon the Adviser and the investment management and other services provided to the Fund by the Adviser and its affiliates. On July 16, 1998, the Board members of the Fund, none of whom are parties to such agreement or interested persons of any such party, voted unanimously to approve the new management agreement and to recommend it to shareholders for their approval.


For information about the Board's deliberations and the reasons for its recommendation, please see "Board Evaluation" near the end of this Item 3.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENT

Under the Investment Management Agreement, the Adviser provides the Fund with continuing investment management services. The Adviser also determines which securities should be purchased, held, or sold, and what portion of the Fund's assets should be held uninvested, subject to the Articles of Incorporation, By-Laws, investment objectives, policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Directors may have determined.


The Investment Management Agreement provides that the Adviser will provide continuing management of the assets of the Fund in accordance with the Fund's investment objectives, policies and restrictions, furnish at its expense office space and facilities to the Fund and render administrative services on behalf of the Fund necessary for the Fund's operations and not provided by persons not parties to the agreement including, but not limited to, preparing reports to and meeting materials for the Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Board.

The Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering securities for sale; the fees and expenses of Independent Board members; the costs of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of the Fund's custodians, subcustodians, accounting agents, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' and other meetings, and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Directors with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Adviser; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

The Adviser is responsible for the payment of the compensation and expenses of all Directors, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Adviser and making available, without expense to the Fund, the services of such Directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Directors not affiliated with the Adviser. Under the Investment Management Agreement, the Adviser also pays the Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Directors and officers of the Fund who are directors, officers or employees of the Adviser.

For the services and facilities furnished, the Fund pays a monthly investment management fee of 1/12 of 1.00% of the value of the Fund's average weekly net assets. During the fiscal year ended November 30, 1997, the Fund paid $2,846,000 to Kemper, the Fund's former investment manager.

The Investment Management Agreement further provides that the Adviser shall not be liable for any error of judgement or mistake of law suffered by the Fund or for any loss suffered by the Fund, other than liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under such agreement or from reckless disregard by the Adviser of its obligations and duties thereunder. The Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner.

The Investment Management Agreement may be terminated without penalty upon sixty
(60) days' written notice by either party. The Fund may agree to terminate its Investment Management Agreement either by a vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. The Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Adviser or any of its officers or directors has taken any action resulting in a breach of the Adviser's covenants under the Investment Management Agreement. As stated above, the Investment Management Agreement automatically terminates in the event of its assignment.


The Adviser has acted as investment adviser and manager for the Fund since December 31, 1997. The Former Investment Management Agreement is dated December 31, 1997, and was last approved for continuance by the Board on March 18, 1998. The shareholders of the Fund approved the Former Investment Management Agreement on December 11, 1997. The Former Investment Management Agreement would have continued until April 1, 1999. The Former Investment Management Agreement was last submitted to shareholders for approval in connection with the Scudder-Zurich Transaction.


NEW INVESTMENT MANAGEMENT AGREEMENT

The New Investment Management Agreement for the Fund is dated as of the consummation of the Transaction, which occurred on September 7, 1998. The New Investment Management Agreement will be in effect for an initial term ending on April 1, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Independent Board members, cast in person at a meeting called for such purpose. In the event that shareholders of the Fund do not approve the New Investment Management Agreement, it will terminate. In such event, the Board of the Fund will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENT


The New Investment Management Agreement is substantially identical to the Former Investment Management Agreement, except for the dates of execution and termination.


THE ADVISER


Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, New York 10154, which resulted from the combination of the businesses of Scudder and Kemper is one of the largest and most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched is first fund in 1948. Since December 31, 1997, the Adviser has served as investment adviser to both Scudder and Kemper funds. As of July 31, 1998, the Adviser has more than $230 billion in assets under management. The principal source of the Adviser's income is professional fees received from providing continuing investment advise. The Adviser provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Adviser, with the balance owed by the Adviser's officers and employees.

The comparable investment companies to which the Adviser renders investment management services, and the related fees, are identified in Exhibit C.

As stated above, the Adviser is a Delaware corporation. The names, addresses and principal occupations of the Directors of the Adviser are as follows:

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
Lynn S. Birdsong                 Managing Director of the
345 Park Avenue                  Adviser
New York, New York

Laurence Cheng                   Senior Partner of Capital Z
345 Park Avenue                  Partners
New York, New York

Cornelia M. Small                Managing Director of the
345 Park Avenue                  Adviser
New York, New York

Edmond D. Villani                President and Chief Executive
345 Park Avenue                  Officer of the Adviser
New York, New York

Rolf Hueppi                      Chairman of the Board and Chief
Mythenquai 2                     Executive Officer of Zurich
Zurich, Switzerland

Markus Rohrbasser                Chief Financial Officer and
Mythenquai 2                     member of the Corporate
Zurich, Switzerland              Executive Board of Zurich

The outstanding voting securities of the Adviser are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Adviser's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Adviser, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of the Adviser.

Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Adviser consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of the Adviser, effecting an initial public offering before April 15, 2005, causing the Adviser to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in the Adviser's capital structure, dissolving or liquidating the Adviser, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Adviser's stock held by persons who were employees of the Adviser at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of the Adviser, rights of Zurich to repurchase the Adviser's stock upon termination of employment of the Adviser's personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

Directors, officers and employees of the Adviser from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

The Executive Committee members are Messrs. Birdsong, Rohrbasser and Villani (Chairman). Since October 31, 1996, no nominee for election as a director of the Fund purchased or sold securities constituting more than 1% of the outstanding shares of the Adviser. With respect to the Board of KGIS, however, in connection with the Zurich-Scudder Transaction

Mr. Pierce sold 85.4% of his holdings in Scudder to Zurich for cash. (See Item 5 -- "Conversion to an Open-End Investment Company.")

SUB-ADVISER--BSN. The Adviser uses the investment management services of BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN") with respect to investments in Spanish securities pursuant to the sub-advisory agreement between the Adviser and BSN described below (the "Sub-Advisory Agreement"). BSN has acted as sub-adviser for the Fund since the Fund commenced operations in 1990. The current sub-advisory agreement is dated December 31, 1997, was last approved by shareholders on December 11, 1997, was last approved for continuation by the Board on March 18, 1998 and will continue, unless replaced or otherwise terminated, until April 1, 1999. The current sub-advisory agreement was last submitted to shareholders for approval in connection with the Scudder-Zurich Transaction. As with the investment management agreement, the sub-advisory agreement with BSN will terminate upon consummation of the Transaction.

Under the terms of the sub-advisory agreement between the Adviser and BSN, BSN provides such investment advice, research and assistance as the Adviser may request with respect to investments by the Fund in Spanish securities. For its services, BSN receives from the Adviser a monthly fee at the annual rate of .35% of the Fund's average weekly net assets. BSN has agreed to pay the fees and expenses of any officer, Board member or employee of the Fund affiliated with BSN, except that the Fund shall bear the travel expenses of directors, officers or employees of BSN or any of its affiliates to the extent that such expenses relate to attendance as a Board member at meetings of the Board. During the fiscal year ended November 30, 1997, the Fund's former investment manager, Kemper, incurred fees of $996,000 to be paid to BSN.

The sub-advisory agreement provides that BSN shall not be liable for any error of judgment of law or for any loss suffered by the Fund in connection with the matters to which the sub-advisory agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of BSN in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The sub-advisory agreement will automatically terminate in the event of the termination of the management agreement or in the event of its assignment.

The new sub-advisory agreement is dated as of the consummation of the Transaction, which occurred on September 7, 1998, and is in effect for an initial term ending on April 1, 1999 and may continue thereafter from year to year if such continuance is specifically approved at least annually by vote of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or the Board, including, in either event, the vote of a majority of Board members who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. (As discussed below, however, if Item 5 is approved, BSN will not serve as sub-adviser to the Fund after the reorganization.) A copy of the new sub-advisory agreement is attached hereto as Exhibit B. The Adviser has received an exemptive order from the SEC permitting it to implement, without prior shareholder approval, the new sub-advisory agreement for a period of up to 150 days after the consummation of the Transaction. The advisory fees paid by the Adviser to BSN under the new sub-advisory agreement have been held in an interest-bearing escrow account, and the Adviser will continue to deposit such fees in escrow until shareholder approval of the new sub-advisory agreement.

BOARD EVALUATION

The Board met on July 16, 1998 to consider the Transaction and its effects on the Fund. The Board met with senior management personnel of the Adviser. The Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. As a result of its review and consideration of the Transaction and the proposed new investment management agreement, the Board voted unanimously to approve the new investment management agreement and to recommend it to the shareholders of the Fund for their approval.

In connection with its review, the Adviser represented to the Board that: the Transaction will have no effect on the operational management of the Fund; the Transaction will not result in any change in the management or operations of the Adviser; there will not be any increase in the advisory fee or any change in any other provision, other than the term, of the investment management agreement as a result of the Transaction; the Transaction will not adversely affect the Adviser's financial condition; and the Transaction should expand the Adviser's global asset management capabilities and enhance the Adviser's research capabilities, particularly with respect to the United Kingdom and Europe.

In connection with its deliberations, the Board obtained certain assurances from Zurich, including the following:

- Zurich has provided to the Board such information as is reasonably necessary to evaluate the new investment management and other agreements.

- Zurich looks upon the Adviser as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to the Adviser and its affairs all attention and resources that are necessary to provide for the Fund top quality investment management, shareholder, administrative and product distribution services.


- The Transaction will not result in any change in the Fund's investment objectives or policies.


- The Transaction will not result in any change in the management or operations of the Adviser or its subsidiaries.

- The Transaction is not expected to result in any adverse change in the investment management or operations of the Fund; and Zurich neither plans nor proposes, for the foreseeable future, to make any material change in the manner in which investment advisory services or other services are rendered to the Fund which has the potential to have a material adverse affect upon the Fund.

- Zurich is committed to the continuance, without interruption, of services to the Fund of the type and quality currently provided by the Adviser and its subsidiaries, or superior thereto.

- Zurich plans to maintain or enhance the Adviser facilities and organization.

- In order to retain and attract key personnel, Zurich intends for the Adviser to maintain overall compensation policies and practices at market levels or better.

- Zurich intends to maintain the distinct brand identity of the Kemper and Scudder Funds and is committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

- Zurich will promptly advise the Board of decisions materially affecting the Adviser organization as they relate to the Fund. Neither this, nor any of the other above commitments will be altered by Zurich without the Board's prior consideration.

Zurich assured the Board that it intends to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of the Fund, currently and as proposed, and of KGIS would be in compliance with this provision of Section 15(f). (See Item
1 -- "Election of Directors" and Item 5 -- "Conversion to an Open-end Investment Company"). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich informed the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Transaction. Zurich has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Transaction. In furtherance thereof, Zurich has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meeting of the Fund's shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Fund and the Independent Board members.

The Board considered whether tobacco-related liability connected with B.A.T's tobacco business could adversely affect the Adviser and the services provided to the Fund. (See "Corporate Governance" above.)

In evaluating the new investment management agreement, the Board took into account that the fees and expenses payable by the Fund under the new investment management agreement are the same as under the Former Investment Management Agreement, that the services provided to the Fund are the same and that the other terms, except for the dates of execution and termination, are substantially similar. The Board also took into consideration that the portfolio managers and research personnel would continue their functions with the Adviser after the Transaction. The Board noted that, in previously approving the Former Investment Management Agreement, the Board had considered a number of factors, including: the nature and quality of services provided by the Adviser; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; the Adviser profitability from managing the Fund; fall-out benefits to the Adviser from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Adviser; and the potential benefits to the Adviser and to the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

The Board discussed the Transaction with the senior management of the Adviser and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to the Adviser as are necessary to provide the Fund with top quality services.

As a result of its review and consideration of the Transaction and the New Investment Management Agreement, at its meeting on July 16, 1998, the Board of the Fund voted unanimously to approve the New Investment Management Agreement and to recommend it to the shareholders of the Fund for their approval.

BSN. BSN, Paseo de la Castellana, 32-Planta 6, 28046, Madrid, Spain, is the sub-adviser for GSP. BSN is a wholly-owned subsidiary of Banco Santander de Negocios, which is wholly owned by Banco Santander. Banco Santander, together with its subsidiaries and associated companies, is engaged principally in commercial and retail banking operations in Spain and other countries.

The names, addresses and principal occupations of the principal executive officer and the directors of BSN are as follows:

NAME AND ADDRESS                      PRINCIPAL OCCUPATION
----------------                      --------------------
Eduardo Suarez Alvarez-Novoa,    Managing Director, BSN
Chairman of the Board and
Director
PASEO de la Castellana 32-
Planta 6
28046, Madrid, Spain
Javier de Mazarredo, Director    Spanish Equities Chief
PASEO de la Castellana 32-       Investment Officer, BSN
Planta 6
28046, Madrid, Spain
Santiago Rubio, Director         Fixed Income Chief Investment
PASEO de la Castellana 32-       Officer, BSN
Planta 6
28046, Madrid, Spain

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the net asset value per share and maintaining the portfolio and general accounting records of the Fund. Scudder Fund Accounting Corporation currently provides such services at no fee. (See, however, Item 5 -- "Conversion to an Open-End Investment Company.")

TRANSFER AGENT, SHAREHOLDER SERVICE AGENT AND CUSTODIAN. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is also the Fund's transfer agent and divided-paying agent. Pursuant to a Services Agreement with IFTC, Kemper Service Company ("KSVC"), a subsidiary of the Adviser, serves as "Shareholder Service Agent." IFTC currently receives from the Fund as transfer agent and pays to KSVC annual account maintenance fees at a maximum rate of $7.50 per account plus transaction charges and out-of-pocket expense reimbursement. KSVC received a fee of $24,000 for such services for the Fund's fiscal year ended November 30, 1997. KSVC will continue to provide transfer agent services after consummation of the Transaction.


The Chase Manhattan Bank, Chase Metro Tech Center, Brooklyn, New York, 11245, serves as foreign custodian for the Fund. Prior to January 31, 1998, Banco Santander ("Spanish Custodian"), Central Contable Electronica, Carretera de Barcelona Km. 11,700, P.O. Box 50760, 28022 Madrid, served as foreign custodian for the Fund. The Spanish Custodian owns a controlling interest in Banco Santander de Negocios, which wholly owns BSN. For its services as custodian for the Fund for the fiscal year ended November 30, 1997, the Spanish Custodian earned $254,000. IFTC serves as domestic custodian for the Fund.



PORTFOLIO TRANSACTIONS. To the maximum extent feasible, the Adviser and BSN place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS"), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of the Adviser. In selecting brokers or dealers with which to place portfolio transactions for the Fund, the Adviser and BSN may consider sales of shares of the Fund and of other Kemper funds. When it can be done consistently with a policy of obtaining the most favorable net results, the Adviser or BSN may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to the Adviser. SIS will not receive any commission, fee or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by the Adviser.



Subject to the Fund's policy of obtaining the most favorable net results, the Fund may execute portfolio transactions through direct or indirect affiliates of BSN in accordance with procedures adopted by the Fund's Board pursuant to Rule 17e-1 of the 1940 Act. Of the brokerage commissions paid by the Fund during the fiscal year ended November 30, 1997, $94,000 was paid to BSN Sociedad de Valores y Bolsa, an affiliate of BSN ("Affiliated Broker"). The Affiliated Broker was paid approximately 24.1% of the total brokerage commissions paid during the period noted above and approximately 21.56% of the aggregate dollar amount of portfolio transactions for the period were effected through the Affiliated Broker.

The total brokerage commissions paid by the Fund during the fiscal year ended November 30, 1997 as well as the percentage of such amounts that was allocated to broker-dealer firms on the basis of research information, was $437,000 and 73%.

ITEM 4. CHANGE FROM A DIVERSIFIED TO A NON-
DIVERSIFIED FUND

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 4.

The 1940 Act divides management investment companies into two types:
"diversified" and "non-diversified." A "diversified company is a management company which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer." A "non-diversified company" is any management company other than a diversified company. The Fund is currently "diversified."

The Adviser believes that the requirements under the 1940 Act for diversified funds may, at times, hinder the Fund's ability to invest in attractive securities that are suitable for it, particularly given its size and its investment focus in Spanish companies. Accordingly, the Adviser has recommended, and the Board has approved and recommends, that shareholders of the Fund vote to change the Fund from a "diversified" to a "non-diversified" fund. In connection with and as part of this change, the Board also recommends that shareholders eliminate the Fund's fundamental investment policy with respect to investing more than a specified percentage of its assets in the securities of any one issuer. That policy is as follows:

      "The Fund will not with respect to 75% of the Fund's total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer."

Being "non-diversified," the Fund would be able to invest its assets in the securities of an issuer, subject only to the diversification requirements of Subchapter M of the Internal Revenue Code. This would allow the Fund, as to 50% of its total assets, to invest more than 5%, but not more than 25%, in the securities of an individual issuer. Since the Fund would be able to invest a relatively higher percentage of its assets in the obligations of a limited number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than it currently is as a diversified fund.

ITEM 5. CONVERSION TO AN OPEN-END INVESTMENT COMPANY

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 5.

INTRODUCTION

The Board, at a meeting held on August 20, 1998, approved the conversion of the Fund from a closed-end investment company to an open-end investment company. As a part of the conversion, the Board also approved an Agreement and Plan of Reorganization pursuant to which the Fund would become a series of Kemper Global/International Series, Inc. ("KGIS"). (The Fund, after giving effect to this reorganization, is referred to herein either as the "Fund" or as "New GSP.") New GSP, as an open-end Fund, would allow shareholders to redeem their shares at net asset value. However, in an attempt to minimize adverse income tax consequences for non-redeeming shareholders, New GSP would pay the proceeds of "large" redemptions in-kind (i.e., with respect to any one shareholder during any 90-day period, the Fund will redeem solely in cash up to the lesser of $250,000 or 1% of net assets of the Fund at the beginning of the period). New GSP would also impose a 2% redemption fee on all redemptions (including redemptions paid in-kind) of shares held for less than one year (which would include the holding period for shares of the Fund prior to the open-end conversion contingent upon shareholder proof of ownership).

This proposal is a modified form of a proposal which is intended to comply with an undertaking contained in the Fund's prospectus to submit an open-ending vote to shareholders upon the occurrence of certain events. Specifically, the Fund's prospectus dated February 14, 1990 provides that:

      Commencing with the fiscal year which begins on December 1, 1994, and in each fiscal year thereafter, if (i) shares of the Fund's common stock (the "Common Stock") traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in such year, and (ii) during such year the Fund received written requests from the holders of 10% or more of the outstanding shares of Common Stock that a proposal, as described below, be submitted to the Fund's shareholders, the Fund will submit to its shareholders at the next succeeding annual meeting of shareholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Articles of Incorporation.

Under the Fund's Articles of Incorporation, the affirmative vote of three-fourths (3/4) of the Fund's outstanding shares of common stock is necessary to approve any open-ending proposal, although this provision can be amended by the affirmative vote of two-thirds of the outstanding shares of common stock of the Fund. As discussed further below, as part of this Item, the Board has taken action to lower the required vote for this open-ending proposal to two-thirds (2/3), rather than three-fourths (3/4), of the Fund's outstanding shares.

In addition, this proposal is designed to be responsive to the desires of shareholders who have, through letters to the Board and by the election of directors nominated by certain shareholders, requested the opportunity to recognize net asset value.

BACKGROUND

The Fund commenced operations in 1990. It was organized to offer investors access to the then newly-liberalized securities markets of Spain without the administrative burden associated with purchasing and selling Spanish securities on an individual basis. The Fund was organized as a closed-end management investment company particularly in light of the less liquid and thinly traded nature of the Spanish equity markets prevailing at that time. A closed-end structure, among other things, permits investment in less liquid securities without regard to daily redemption activity and further permits a portfolio to be fully invested. At the same time, however, shares of closed-end investment companies frequently trade at a discount from their net asset value.

Shares of the Fund have traded consistently at a discount, beginning shortly after inception of the Fund. The discount has grown to as large as 25.13% (as of May 26, 1995). As of August 31, 1998, the Fund's shares were trading at $18.125 per share and the net asset value was $20.78 per share, resulting in a discount of 12.78%. Notwithstanding this discount, however, the Fund's average annual return since inception through August 31, 1998 (based on market value) has been 8.93%.

The Fund's Board of Directors has monitored the Fund's discount from net asset value for many years. At the Fund's annual meeting of shareholders in 1996, a proposal to convert the Fund to open-end status was presented pursuant to the prospectus policy on open-ending (specified above). At that meeting, approximately 30.6% of the Fund's outstanding shares voted in favor of converting to open-end status and, therefore, the proposal was not approved by the required vote of 75% of the Fund's outstanding shares.

In December 1995, the Fund received by facsimile a letter from a shareholder requesting that the Fund include a proposal in its proxy statement in connection with its 1996 meeting of stockholders. As finally revised, the proposal was to approve a resolution recommending that the Board approve, and submit for stockholder approval, a fundamental policy requiring the Fund to make offers to repurchase its shares at three month intervals pursuant to Rule 23c-3 under the 1940 Act (the "Interval Fund Proposal"). Investment companies that make such periodic repurchases are commonly referred to as "interval funds."

At its January 17, 1996 meeting, the Board reviewed the Interval Fund Proposal and determined to seek "no-action" relief under the proxy rules to permit the Fund to omit the Interval Fund Proposal from its proxy statement. The no-action letter was granted; however, the shareholder was permitted to revise its proposal in such a manner that the Fund was required to include it in its proxy statement. At the March 6, 1996 Board meeting, the Board decided to recommend that shareholders vote against the Interval Fund Proposal.

The Fund's proxy statement included the Board's recommendation against the Interval Fund Proposal and an explanation of the Board's reasons for such recommendation. As noted above, the proxy statement also included a Board proposal to open-end the Fund in accordance with a provision in the Fund's prospectus. At the meeting of shareholders, the Interval Fund Proposal was approved by the requisite number of shares (which was a majority of the shares casting votes on the proposal), although only approximately 27.4% of the outstanding shares voted in favor of the proposal. Accordingly, the Board was obligated to consider whether to approve (and then to submit to shareholders for their approval) a formal proposal to adopt the interval fund structure in the form recommended by the Interval Fund Proposal. At its July 24, 1996 meeting, the Board determined that operation of the Fund as an interval fund would not be in the best interest of the Fund, and the Fund issued a press release to that effect.

On October 10, 1997, the Fund received a letter dated October 7, 1997 from Bankgesellschaft Berlin requesting that the Fund's Audit and Governance Committee nominate Gregory L. Melville and Moritz A. Sell as candidates for the Board in connection with the December 3, 1997 special meeting which included a proposal to elect two directors -- one to fill a vacancy in the Board and the other to replace a director who intended to resign. Bankgesellschaft Berlin stated that it believed that its nominees would be more committed than management's nominees to reducing or eliminating the discount from net asset valve of the Fund's shares of common stock. On October 14, 1997 the Secretary of the Fund sent a letter to Bankgesellschaft Berlin stating that the Bank's proposed nominees will be presented to the Audit and Governance Committee of the Fund for consideration at its next regularly scheduled meeting.

On November 3, 1997, Bankgesellschaft Berlin filed with the Commission a preliminary proxy statement in opposition to the Fund to solicit support for electing its nominees to the Board. On November 18, 1997, Bankgesellschaft Berlin filed a definitive proxy statement with the Commission. On November 24, 1997, the Board filed additional proxy solicitation material urging stockholders to vote for management's nominees.

On December 2, 1997 the Board met and approved a press release announcing that the Board has asked Scudder to "recommend various proposals to enable the shareholders to elect to receive net asset value of the Fund's holding" and that the Board will review the proposals and "intends to take action that it determines is in the best interest of the Fund and its shareholders." In addition, the press release (which was issued on December 3, 1997) announced that the Board would submit for shareholder consideration at the Fund's 1998 annual meeting a proposal to convert the Fund to an open-end fund pursuant to the prospectus policy discussed above. On December 3, 1997, the special meeting was adjourned to December 11, 1997 to count votes with respect to the contested election of directors and to solicit further proxies with respect to the proposal to approve the new investment management and sub-advisory agreements with the Adviser. On December 8, 1997, the Board met again and issued a press release announcing that preliminary votes indicated that Bankgesellschaft Berlin's nominees (Messrs. Gregory L. Melville and Moritz A. Sell) received a sufficient number of votes to elect them to the Board and that the Board "is committed to work diligently with the Bank's nominees in reducing or eliminating the discount from net asset value, consistent with their platform and the interests of the Fund and its shareholders." At the shareholders' meeting held on December 11, 1997. Messrs. Melville and Sell were elected by the affirmative vote of 52.4% of the outstanding shares of the Fund.

During December 1997 and January 1998, the Adviser developed a proposal designed to enhance the opportunities available for those shareholders of the Fund who desired to remain invested in a closed-end vehicle while providing the remaining shareholders of the Fund with the opportunity to elect to realize the net asset value of their investment in the Fund, subject to certain contingencies. Pursuant to this proposal, the Fund would engage in a tax-free merger with Scudder Spain and Portugal Fund ("Spain and Portugal Fund") and, subsequent to their merger, permit shareholders of the combined fund the opportunity to tender their shares for in-kind redemption at net asset value. The merger and the ability of the combined fund to effect the in-kind redemption was subject to receipt of certain regulatory approvals, including a private letter ruling from the Internal Revenue Service (which has been obtained). This transaction was designed to prevent the actions of the redeeming shareholders from having adverse tax consequences for those shareholders who would choose to remain invested in the closed-end fund. The Board of Directors agreed in concept on January 28, 1998 to a plan for a tax-free merger of the Fund and the Spain and Portugal Fund, subject to approval of a final merger agreement of the Board of Directors of each fund, approval of the shareholders of each fund, and contingent upon regulatory approvals as well as the effectiveness of a registration statement relating to the securities offered in the merger.

On April 14, 1998, the Board of the Growth Fund of Spain approved the merger with the Spain and Portugal Fund by a vote of 6 to 2, with Messrs. Melville and Sell voting against the merger. Subsequent to announcing the merger, the Adviser determined that it was unlikely that a sufficient percentage of the shareholders of the Fund would vote to approve the merger and, accordingly, recommended that the Board of the Fund terminate the merger with the Spain and Portugal Fund. In place of the merger proposal, the Adviser recommended to the Board that it adopt an open-ending plan in substantially the form that is being presented to shareholders.

At a meeting held on August 20, 1998, the Board of Directors considered the Adviser's proposal to convert the Fund to open-end status. The Board reviewed information and representations presented to it by the Adviser, including information concerning the differences between closed-end and open-end investment companies, the Fund's operations and performance to date, and the possible effects of conversion on the Fund. The Board also considered letters and other information from shareholders, including Mr. Howard Clark. Mr. Clark has spent a great deal of time in discussions with the Adviser in connection with the proposal to open-end the Fund and the Adviser has been appreciative of his views and assistance during its development of the current proposal. At the August 20, 1998 meeting, the Adviser recommended that the Fund be converted to an open-end investment company. The Adviser advised the Board that the benefits of elimination of the Fund's discount, together with the right of redemption for shareholders, could be expected to outweigh the potential drawbacks resulting from open-ending the Fund. The Board was informed that, following a conversion, shareholders would be able to redeem their shares at net asset value, less any applicable redemption fees and subject to the ability of the Fund to pay "large" redemptions in-kind, rather than sell their shares in the secondary market through broker-dealers at a discount to net asset value. Shareholders who receive redemptions in-kind will also be subject to transaction costs associated with the establishment of securities accounts and/or the liquidation of their in-kind redemption proceeds. The Board was also informed that, while conversion to open-end form was expected to immediately result in a reduction in size of the Fund resulting from redemption requests, conversion would create the opportunity, which the Fund does not currently enjoy, to achieve the investment benefits associated with greater asset size through sales of Fund shares.

After taking into consideration the potential drawbacks of conversion of the Fund to open-end form, the Board of Directors determined that the right of redemption of the Fund's shares provided to shareholders and the elimination of the Fund's discount as a result of such a conversion were sufficient to outweigh such drawbacks, and that conversion to open-end form and the subsequent Reorganization would be in the best interests of the Fund. The Board also determined that the anticipated increase in expenses for the Fund's shareholders, as described below, is an acceptable increase, given the higher operating costs of an open-end fund, the additional services provided to shareholders of such funds generally and the opportunity for shareholders to recognize net asset value. As a result, the Board unanimously approved the recommendation of the Adviser to submit to shareholders a proposal to convert the Fund from a closed-end investment company to an open-end investment company and to reorganize the Fund as a series of KGIS.

Shareholders of the Fund are being asked to consider the conversion of the Fund from a closed-end to an open-end investment company and the subsequent Reorganization and certain related matters in connection with the conversion. If
Item 5 is approved by the shareholders, first, the Fund's Articles of Incorporation will be amended to permit the conversion to an open-end investment company and the subsequent Reorganization to be approved by the affirmative vote of two-thirds of the Fund's outstanding shares of common stock and to provide that the Fund will no longer be governed by the business combination provisions of the Maryland General Corporate Law ("MGCL"). Second, the Fund's Articles of Incorporation will be amended to reflect the Fund's status as an open-end investment company and the Fund's sub-classification will be changed from a closed-end investment company to an open-end investment company. Also, the Fund's fundamental investment policies will be changed to reflect the conversion to an open-end investment company. Finally, the Fund will become a series of KGIS pursuant to an Agreement and Plan of Reorganization. Shares of New GSP will be continually offered, subject to a registration statement under the Securities Act of 1933, as amended, and the 1940 Act becoming effective. If Item 5 is not approved, the Fund will remain a closed-end investment company.

The factors considered by the Board in making its recommendation to convert the Fund from a closed-end fund to an open-end fund are discussed in greater detail below.

This proxy statement contains certain statements that may be deemed to be "forward-looking statements" including, but not limited to, projected expenses and expense ratios. Actual results could differ materially from those projected in the forward-looking statements as a result of actual expenses varying from estimates, changes in assumptions made, and other factors.

COMPARISON BETWEEN CLOSED-END AND OPEN-END INVESTMENT COMPANIES

Generally, closed-end funds, such as the Fund, neither redeem their outstanding stock nor generally engage in the continuous sale of new securities; therefore, a closed-end fund operates with a relatively fixed capitalization. Shareholders who wish to buy or sell shares generally must do so through a broker-dealer, and pay or receive whatever price the market may bear. This price may be more or less than the net asset value per share of the closed-end fund's shares. In contrast, open-end funds issue redeemable securities entitling shareholders to surrender those securities to the fund and receive in return their proportionate share of the value of the fund's net assets (less any redemption fee charged by the fund and any "sales load" if purchased through a broker-dealer). Also, open-end funds generally issue new shares at the fund's net asset value.

In addition to these structural distinctions between the two types of funds, several other distinctions exist. These distinctions can give rise to advantages and disadvantages to the Fund if, on the one hand, it remains a closed-end fund or if, on the other hand, it converts to open-end. Based upon information provided by the Adviser, the Board of Directors has considered the advantages and disadvantages to the Fund and its shareholders associated with remaining closed-end or converting to open-end. The most significant advantages and disadvantages are discussed below.

ADVANTAGES OF CONVERTING TO AN OPEN-END INVESTMENT COMPANY

1. ELIMINATION OF DISCOUNT; REDEEMABILITY OF SHARES. If the Fund converts to open-end status, shareholders will be able to realize the value of their shares by redeeming their shares at the then current net asset value of the shares less any applicable redemption fee, rather than at a discount from net asset value (less any brokerage costs) of the type that has characterized the Fund's shares since shortly after inception. Since shortly after the commencement of the operations of the Fund, its shares have traded in the market at a discount to net asset value. The Fund's average annual discount by year computed as of the end of each month is as follows:

               YEAR                  DISCOUNT
               ----                  --------
1990 (February 28-December 31).....   -16.1%
1991...............................   -12.9%
1992...............................   -14.2%
1993...............................    -9.0%
1994...............................   -15.8%
1995...............................   -20.0%
1996...............................   -18.2%
1997...............................   -17.8%
1998 (January 1-August 31).........    -8.6%

From February 14, 1990 to August 31, 1998, the Fund's shares have traded on the NYSE at prices ranging from 1.91% to 25.13% below net asset value. On August 31, 1998 the closing price of a Fund share on the NYSE was 12.78% below its net asset value.

Conversion to an open-end investment company will eliminate any discount and will allow shareholders of the Fund to realize promptly the full net asset value of the Fund's shares (subject to any redemption fee and the costs and potential time delays associated with disposing of securities received in-kind). However, it will also eliminate any possibility that the Fund's shares will trade at a premium over net asset value.

Shareholders should note that if the proposal to convert the Fund to an open-end investment company is approved by the shareholders, or even upon notice of the Board's approval of conversion, the discount may be reduced prior to the date of conversion to the extent investors may purchase shares in the open market in anticipation of the prospect of the Fund becoming an open-end investment company.

2. ABILITY TO RAISE NEW CAPITAL THROUGH THE CONTINUOUS OFFERING OF COMMON
STOCK. A closed-end fund is prohibited by the 1940 Act from issuing shares at a discount to net asset value. Therefore, as long as the Fund is trading at a discount to net asset value, it is not possible to raise new capital, except by means of a rights offering, and to the extent the rights are exercised at less than net asset value, as is usually the case, it would have a dilutive effect on the interests of non-participating shareholders. As an open-end investment company, the Fund would be able to sell shares to the public at net asset value (plus, if applicable, a sales load). Kemper Distributions, Inc. ("KDI"), a subsidiary of the Adviser, has advised the Board that it believes that, given the Fund's strong performance record and other factors, shares of the Fund could be successfully marketed in an open-end format, although no assurance can be given as to such results. The ability to raise new capital may give the

Fund additional flexibility to invest assets in furtherance of its investment objective, since with net new cash flow the manager is able to reposition the portfolio or take advantage of new opportunities without having to sell other securities.

3. VOTING RIGHTS. If the Fund converts to open-end form, the Fund will not ordinarily hold annual shareholder meetings. The shares of the Fund currently are listed on the New York Stock Exchange ("NYSE"). Exchange rules generally provide for annual meetings of the shareholders of listed companies for the election of directors. If the proposal to convert the Fund to an open-end investment company is approved and the Reorganization is consummated, the Fund's shares will be delisted and voting for the election of Directors will be determined solely by reference to the 1940 Act and to the MGCL. The effect is that the Fund will not be required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. By not holding annual shareholder meetings, the Fund will save the cost of preparing proxy materials and soliciting shareholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and shareholders as of the Record Date, such costs could aggregate in the range of approximately $25,000 to $50,000 per year.

Under the 1940 Act, the Fund would be required to hold a shareholders meeting if the number of Directors elected by the shareholders were less than a majority of the total number of Directors, if a change were sought in the fundamental investment policies of the Fund, if a material change were sought in the investment management agreement or in a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, or for certain other matters.

The holders of shares of the Fund will continue to have one vote for each share held on each matter submitted to a vote of shareholders if the Fund converts to an open-end investment company, except that each class of shares will have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

4. SHAREHOLDER SERVICES. If Item 5 is approved and the Fund becomes an open-end investment company, shareholders will have access to additional services. Details of these services will be more fully disclosed in New GSP's Prospectus and Statement of Additional Information. In addition to the exchange privilege discussed below, these services include:

     - Direct Deposit Plans. Shareholders will be able to establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. Shareholders may automatically invest in shares all or a portion of a shareholders' net pay or government check each payment period.

     - Systematic Exchange Privilege. The owner of $1,000 or more of any class of shares of the Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Mutual Fund or Money Market Fund (subject to any redemption fee for the Fund).

     - Systematic Withdrawal Plan. Shareholders will be able to elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to the shareholder, or to anyone else the shareholder properly designates, as long as the account has a current value of at least $5,000 (subject to any redemption fee for the Fund).

     - Retirement Plans. The Fund will have available prototype qualified retirement plans for both corporations and for self-employed individuals. It will also have available prototype IRA and SIMPLE IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations.

5. NEW YORK STOCK EXCHANGE LISTING FEES. If the Fund were to become an open-end fund, it would no longer be listed on the NYSE. Delisting from the NYSE would save the Fund listing fees. Currently, these fees amount to approximately $24,000 per year.

6. EXCHANGE PRIVILEGE. If the Fund converts to an open-end format, shareholders will be allowed to participate in an exchange privilege that allows shareholders of the Fund to exchange their shares for shares of any other open-end Kemper Mutual Fund at net asset value without payment of any additional sales charge. However, a 2.0% redemption fee will apply to any exchange of New GSP shares held less than one year. In addition, exchanges will not be permitted if the amount exchanged would exceed the lesser of $250,000 or 1% of net assets of the Fund during any 90-day period for any one shareholder. In addition, owners of shares of other open-end Kemper Mutual Funds will also be able to exchange their shares for shares of the same class of the Fund at net asset value. Exchanges of Fund shares for shares of other funds will be a taxable transaction for federal income tax purposes. Details of the exchange privilege will be more fully disclosed in New GSP's Prospectus and Statement of Additional Information.

ADVANTAGES OF REMAINING A CLOSED-END INVESTMENT COMPANY.

1. PORTFOLIO MANAGEMENT. Because they do not have to be concerned about maintaining cash to be able to pay redemptions, and because they do not have inflows of new capital from offering new shares, closed-end funds generally may be more fully invested than open-end funds. In contrast, many open-end funds maintain a buffer of cash and highly liquid assets to meet net redemptions, and must consider cash flow needs when making investment decisions. Open-end funds face the possibility of having to liquidate portfolio securities to meet redemption demands at a time when the portfolio manager believes that the market price is low or otherwise wishes to retain the security. Closed-end funds, therefore, may invest with less emphasis on liquidity, and this consideration may contribute to disparities in investment performance between managed open-end and closed-end funds.

The larger reserves of cash or cash equivalents required to operate as an open-end investment company when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities. The Fund's portfolio might have to be restructured by selling portfolio securities to accommodate the need for larger reserves of cash or cash equivalents than would otherwise be maintained. In connection with any such restructuring, there may be an increase in transactional costs and portfolio turnover and an adverse effect on investment return.

The Adviser has advised the Fund's Board that it does not expect significant changes in the Fund's investment strategies as a result of open-ending, and that the Fund's investment strategies do not rely exclusively on the closed-end format. However, the Adviser believes that certain investment opportunities in smaller capitalization and less liquid securities that the Fund may currently invest in may not be available to the Fund after conversion to open-end format. This may have a negative impact on the Fund's total return performance. The Adviser has further informed the Board that the Fund could still be substantially invested in equity securities of Spanish companies in furtherance of its objective and consistent with its investment policies, although the Adviser intends to invest up to 35% of the Fund's assets outside of Spain and, in particular, in Portugal. The open-end format would require management of cash flow for incoming and outgoing cash. It is likely that this difference also may cause a sacrifice in total return performance. However, the Adviser handles cash flow management for other open-end funds, and while cash flow adds a complexity to fund management, the Adviser has advised the Board that it normally should not interrupt portfolio strategy.

2. LIQUIDITY. An open-end investment company is subject to federal regulatory requirements that no more than 15% of its net assets may be invested in securities that are illiquid. In its closed-end format, the Fund currently operates subject to a self-imposed limit under which it may invest up to 25% of its assets in unlisted securities and securities that are not readily marketable. If the Fund is converted to an open-end fund, it will be restricted from investing more than 15% of its net assets in illiquid securities. While the Fund would be subject to this liquidity requirement, the Adviser believes that the improved liquidity of the Spanish market generally and the Fund's portfolio specifically should enable the Fund to operate in the open-end format.

3. EXPENSES; POTENTIAL NET REDEMPTIONS. Conversion of the Fund to open-end form would result in an immediate increase in the Fund's expenses as a percentage of average net assets ("expense ratio"). While the investment management fee would be decreased from 1.00% to a graduated fee starting at 0.75% of average daily net assets, the Fund would bear certain expenses that it currently does not bear, including an administrative service fee of .25% of average daily net assets, a fund accounting fee, higher transfer agency expenses, increased portfolio transaction expenses, and shareholder communications expenses. If the Fund is converted to an open-end investment company, shares of the Fund currently held by its shareholders will be classified as Class A shares. After conversion, the Fund's expense ratio, currently 1.21% (as of May 31, 1998), would increase for Class A shares to approximately 1.85%, assuming no reduction in net assets. These figures do not include extraordinary expenses associated with efforts to restructure the Fund (see note #1 to the table on page 43).

In addition, conversion to an open-end investment company could result in immediate redemptions of Fund shares, which could be substantial, and, consequently, a marked reduction in the size of the Fund. Conversion to an open-end investment company may create an incentive for shareholders to capitalize on the elimination of the Fund's historical discount by redeeming their shares. In addition, market professionals and other investors who view closed-end funds as arbitrage opportunities could have taken or could take sizable positions in shares of the Fund prior to conversion for the purpose of profiting through redemption immediately following an open-ending. This arbitrage phenomenon could serve to increase the percentage of Fund shares subject to redemption requests. Other closed-end funds that have converted to open-end format have experienced redemptions that exceed sales after conversion, and, in some instances, net redemptions have been substantial. The Fund bears this risk. A decrease in net assets could result in less diversification or in smaller portfolio positions in its investments, which could adversely affect total return performance. In addition, as a result of any decrease in size resulting from redemptions, the Fund could experience a further increase in its expense ratio. It is estimated that if the Fund's net assets decrease from the present size of $350,000,000 as of May 31, 1998 to $175,000,000 due to redemption requests, for example, the Fund's expense ratio would increase to approximately 1.96% for Class A shares. A higher expense ratio hurts the Fund's total return performance.

The Adviser, and its subsidiary KDI, have advised the Board that, while no assurances can be given, they believe that the Fund can be successfully marketed as an open-end fund to attract new assets. As a result, to the extent the Fund is subject to net redemptions in connection with the conversion to open-end format, the Adviser and KDI believe that the Fund ultimately may be able to increase its net assets.

To mitigate the attendant costs of redemptions, New GSP will impose a redemption fee of 2% on redemption of shares not held for at least one year (which would include the holding period for shares of the Fund prior to the open-end conversion contingent upon proof of ownership by shareholders). The purpose of the redemption fee is to discourage short-term trading in New GSP and to ensure that shareholders are not adversely affected by the transaction costs associated with such trading. To minimize the tax burden on remaining shareholders from redemptions (see discussion below), New GSP will also pay proceeds of redemptions in-kind for "large" redemptions (i.e., with respect to any one shareholder during any 90-day period, the Fund will redeem solely in cash up to the lesser of $250,000 or 1% of net assets of the Fund at the beginning of the period). In-kind redemptions will result in the recognition by the redeeming shareholder of gain or loss for federal income tax purposes based upon the difference between the fair market value of the securities received and the basis of the shares redeemed.

Significant net redemptions could cause the Fund to become too small to be considered economically viable. In such circumstances, the Board of Directors would consider alternatives to continuing the Fund's operations, but has no plans to pursue such alternatives at this time.

4. POTENTIAL TAX CONSEQUENCES. If the Fund experiences net redemptions after converting to an open-end format, the Fund would be required to sell portfolio securities. Many of the Fund's portfolio securities have appreciated in value since purchased and, if sold, would result in realization of capital gains. As of August 31, 1998, the unrealized appreciation of the Fund's portfolio securities was $129,000,000. The portfolio activity that may be necessitated by redemption requests following conversion could result in the realization of significant capital gains by the Fund, in addition to those historically incurred in the ordinary course of the Fund's investment activity, which would be for federal income tax purposes distributed to shareholders. Such distributions would be taxable to the shareholders who receive them. As of August 31, 1998, based on a share's net asset value of $20.78, the Fund had net undistributed realized short-term capital gains of $0.11 per share and net undistributed realized mid-term and/or long-term capital gains of $1.61 per share. The Fund estimates that if it were required to sell 25% of each of its August 31, 1998 portfolio positions (at their August 31, 1998 valuations) to meet potential redemption requests, net undistributed realized short-term capital gains would be an additional $0.05 per share and net undistributed realized mid-term and long-term capital gains would be an additional $1.91 per share. Distributed net short-term capital gains are taxable to recipient shareholders as ordinary income and mid-term and long-term capital gains are taxable as capital gains at the applicable rates. Accordingly, the actions of redeeming shareholders may have adverse tax consequences for the Fund and its remaining shareholders. However, as noted above, New GSP will, with respect to any one shareholder during any 90-day period, redeem solely in cash up to the lesser of $250,000 or 1% of net assets of the Fund at the beginning of the period at which point it will pay the proceeds of redemptions in-kind in an attempt to minimize the adverse tax consequences resulting from such redemptions for non-redeeming stockholders. By redeeming such large redemptions in-kind, the Fund may avoid having to sell appreciated portfolio securities and realizing capital gains. Therefore, the Fund may avoid distributing capital gains to remaining shareholders of the Fund in connection with such large redemptions.

Even in the absence of conversion, unrealized capital appreciation may be realized in the future. However, if there are redemptions due to conversion, the gains will be realized sooner than they would have been under the closed-end format.

5. DIVIDENDS. The Fund intends to continue to provide the opportunity for shareholders to reinvest dividends and capital gains distributions into additional shares of the Fund. Effective upon conversion to an open-end investment company, such reinvestment in shares would be made at net asset value, rather than, as is currently the case, at the lesser of market value plus commissions or net asset value. As a result, shareholders would no longer be able to reinvest distributions into additional shares of the Fund at a discount to net asset value.

6. NEW YORK STOCK EXCHANGE LISTING. The Fund is currently listed on the NYSE. Conversion to an open-end fund would result in delisting of the Fund's shares, an event that may be perceived by some as disadvantageous because some investors may consider a listing on the NYSE to be important.

7. BLUE SKY COSTS. Because the Fund is listed on the NYSE, the offering of its shares is not required to be registered under the securities laws of most states. As an open-end investment company, the Fund would incur expenses in connection with providing notification of its offering in the states; however, KDI, pursuant to the proposed underwriting agreement for New GSP, would pay these costs.

8. LEVERAGE. The ability to borrow is more restricted in the case of open-end funds than it is in the case of closed-end funds. Closed-end funds can also issue preferred stock, while open-end funds cannot. However, the Fund has never engaged in such activities.

PRIOR RECOMMENDATION.

At the Fund's 1996 annual shareholders' meeting, the Fund submitted to shareholders a proposal to convert the Fund to an open-end investment company. The proposal was submitted pursuant to a provision in the Fund's prospectus. At that time, Zurich Kemper Investments, Inc. ("Kemper"), the Fund's former investment manager, recommended to the Board, and the Board recommended to shareholders, that shareholders vote to have the Fund remain closed-end. The Proposal was not approved by the required number of the Fund's outstanding shares.

In the proxy statement for the 1996 annual shareholders' meeting, Kemper stated that as of November 30, 1995 nearly 40% of the Fund's net assets were securities that were illiquid or marginally liquid. As a result, Kemper advised that conversion to an open-end fund would require the Fund to sell its less-liquid securities, and that conforming to the open-end limit of 15% on illiquid securities could limit the Fund's future investment flexibility and its potential opportunity to achieve higher returns through investment in less liquid securities.

The Board recommended that the Fund remain a closed-end fund partly based upon the view that conversion to an open-end fund could have a detrimental effect on the long-term investment goals of the Fund by requiring the Fund to change its investment strategies to decrease its holdings in less liquid securities and to sell securities for the purposes of meeting redemptions. The Board also based its recommendation on the representations of Kemper that its affiliate, KDI, could not generate sufficient sales of shares to offset anticipated redemptions, particularly in the initial months following a conversion.

During December 1997 and January 1998, the Adviser developed a proposal designed to enhance the opportunities available for those shareholders of the Fund who desired to remain invested in a closed-end vehicle while providing the remaining shareholders of the Fund with the opportunity to elect to realize the net asset value of their investment in the Fund, subject to certain contingencies. Pursuant to this proposal, the Fund would engage in a tax-free merger with the Spain and Portugal Fund and, subsequent to their merger, permit shareholders of the combined fund opportunity to tender their shares for in-kind redemption at net asset value. The merger and the ability of the Spain and Portugal Fund to effect the in-kind redemption was subject to receipt of certain regulatory approvals. This transaction was designed to prevent the actions of the redeeming shareholders from having adverse tax consequences for those shareholders who would choose to remain invested in the closed-end fund.

On April 14, 1998, the Board of the Fund approved a Merger Agreement and Plan of Reorganization whereby the Fund would merge with and into the Spain and Portugal Fund. Following the consummation of the merger, it was anticipated that stockholders of the surviving Spain and Portugal Fund (including those who had been stockholders of the Fund prior to the merger) would have been offered a one-time right to demand redemption of their shares in-kind at net asset value in exchange for portfolio securities of the Spain and Portugal Fund, subject to certain limitations. Under the redemption proposal, unless a shareholder elected otherwise, the redemption proceeds would have automatically been invested in an open-end fund to be established and managed by the Adviser. Shares of the new open-end fund would have been redeemable at net asset value subject to a redemption fee of up to 2% on redemptions of shares made within one year of investment. The Adviser recommended, and the Board approved the merger, based upon a desire to retain a viable closed-end fund, while also giving shareholders the option to choose an open-end alternative. Subsequent to announcing the proposed merger, the Adviser determined that it was unlikely that a sufficient percentage of shareholders of the Fund would vote to approve the merger. Accordingly, upon the recommendation of the Adviser, the Board subsequently terminated the Merger Agreement and Plan of Reorganization with the Spain and Portugal Fund, and instead the Adviser recommended to the Board the proposal to convert the Fund to an open-end investment company.

At an August 20, 1998 meeting, the Adviser told the Board that, although the closed-end format would continue to be appropriate for the Fund, it believes that the investment objective of the Fund can be sought and the Fund can be effectively managed within the constraints on portfolio liquidity imposed by an open-end structure. As described above, the Adviser reported that some restructuring of the portfolio may be necessary in connection with the conversion, but that the Fund's portfolio is now significantly more liquid than it was in 1996. Further, the Adviser reported that it believes there are sufficient attractive investment opportunities in liquid securities to permit the Fund to pursue effectively its investment objective and policies in an open-end format.

Further, the Adviser reported to the Board KDI's belief that the Fund can now be successfully marketed so that to the extent it is subject to net redemptions, new sales ultimately may help the Fund increase its net assets. Of course, there can be no assurance that the Fund can be successfully marketed and that net redemptions will not occur.

COMPARATIVE EXPENSE INFORMATION.

The expenses of the Fund and New GSP will differ. Specifically, the expenses of New GSP are expected to be higher.

1. FEE TABLE. Set forth below is a comparison of the Fund's shareholder transaction expenses and annual operating expenses as of November 30, 1997 as a closed-end fund and those expenses that would apply to current shareholders on a pro forma (estimated) basis holding Class A shares of New GSP.

                        SHAREHOLDER TRANSACTION EXPENSES

                                    GSP              NEW GSP
                                (CLOSED-END)        (OPEN-END)
                                ------------        ----------
Maximum Sales Load Imposed on
  Purchases (as a percentage
  of offering price)..........      (1)                (2)
Maximum Sales Load Imposed on
  Reinvested Dividends........      (1)                None
Redemption Fees...............      (1)       2% (during first year)
Exchange Fee..................      N/A              None(3)

---------------
(1) The maximum sales load imposed on purchases made during the initial offering period in 1990 was approximately 7%. Purchases and sales made thereafter on the NYSE or otherwise through broker-dealers were subject to customary brokerage commissions which vary. With respect to shares issued in connection with the Fund's dividend reinvestment plan, to the extent the plan agent is required to purchase shares on the NYSE, shareholders may also incur brokerage commissions.

(2) No sales load will be imposed in connection with the conversion of the Fund from a closed-end to an open-end investment company. However, to the extent current shareholders make additional purchases of Class A shares after the conversion, such purchases will be subject to a maximum sales load of 5.75%. The maximum sales load is reduced for purchases of $50,000 and over. If the conversion is approved, the Fund also intends to offer Class B shares and Class C shares, which will be described in the New GSP's prospectus.

(3) Class A shares acquired in the conversion and exchanged for other shares of Kemper funds pursuant to the Exchange Privilege, as described above, will be subject to the 2% redemption fee at the time of the exchange if held for less than one year.

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                             FUND           NEW GSP
                                         (CLOSED-END)    (OPEN-END) (1)
                                         ------------    --------------
Management Fees(2)...................       1.00%            0.75%
12b-1 Fees...........................        None             None
Other Expenses.......................       0.22%            0.95%
                                            -----            -----
Total Fund Operating Expenses........       1.22%            1.70%
                                            =====            =====

---------------
(1) Estimated based on expenses expected to have been incurred if the Fund operated as an open-end fund during the entire fiscal year ended November 30, 1997. "Other Expenses" do not include extraordinary expenses associated with efforts to restructure the Fund. If such expenses had been included, "Other Expenses" would have been increased to 1.39% and 1.87%, respectively. Also, as reflected on page 37 under "Expenses; Potential Net Reductions," significant redemptions from the Fund would result in an increase of expenses.

(2) As a closed-end fund, the Fund pays the Adviser a fee at an annual rate of 1.00% of the average weekly net assets of the Fund. If Item 5 is approved, the management fee will be calculated on the basis of New GSP's average daily net assets instead of weekly net assets.

Set forth below are examples which show the expenses that an investor in the Fund would pay on a $1,000 investment if the Fund remained closed-end compared to those expenses which an investor would incur if the Fund were converted to an open-end format, based upon the expense ratios set forth above but without regard to any applicable sales charges or redemption fees.

             EXAMPLES                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
             --------                 ------    -------    -------    --------
You would pay the following
  expenses on a $1,000 investment,
  assuming 5% annual return:
     GSP (Closed-End).............      12        39         67         148
     New GSP (Open-End)...........      17        54         92         201

The examples are not an illustration of past or future investment results and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

2. MANAGEMENT FEES. Currently, the Adviser serves as investment manager and receives a monthly investment management fee from the Fund of 1/12 of 1.00%. As proposed, New GSP would pay the Adviser a monthly investment management fee of 1/12 of the applicable annual rate based upon the average daily net assets for such month as follows:

                                 ANNUAL MANAGEMENT FEE RATES
  AVERAGE DAILY NET ASSETS                 NEW GSP
  ------------------------       ---------------------------
$0 -- $250 million...........                 75%
$250 million -- $1 billion...                .72
$1 billion -- $2.5 billion...                .70
$2.5 billion -- $5 billion...                .68
$5 billion -- $7.5 billion...                .65
$7.5 billion -- $10
  billion....................                .64
$10 billion -- $12.5
  billion....................                .63
Over $12.5 billion...........                .62

3. ADMINISTRATIVE SERVICE FEES. Currently, the Fund does not pay any administrative service fees. As proposed, New GSP would pay KDI an administrative service fee of up to .25% of average daily net assets of each of Class A, B and C shares of New GSP.

4. FUND ACCOUNTING FEES. Currently, Scudder Fund Accounting Corporation ("SFAC") computes the net asset value for the Fund pursuant to a Fund Accounting Agreement at no expense to the Fund. As proposed, New GSP would pay SFAC a fee at an annual rate of .065% of average daily net assets up to $150 million, declining to .04% of average daily net assets of $150 million to $1 billion and
 .02% of average daily net assets in excess of $1 billion, plus transaction fees and out-of-pocket expenses. The estimated fund accounting fees if the Fund had operated as an open-end during the entire fiscal year ended November 30, 1997 are 163,000 or 0.06%.

5. OTHER OPERATING FEES. As a closed-end fund, the Fund does not generally incur the types and levels of expenses that an open-end fund does. As proposed, New GSP would incur transfer agency costs, brokerage expenses and SEC registration fees, along with other costs typically incurred by open-end funds.

6. REDEMPTION FEES. New GSP will impose a redemption fee of 2.0%, payable to the Fund, on redemptions of all shares that have been held for less than one year (tacking the holding period of shares for former Fund shareholders contingent upon proof of ownership by shareholders). The purpose of this fee is to discourage short-term trading and to restrict the ability of short-term traders to cause the Fund and its non-redeeming shareholders to bear undue transaction and other expenses forced by the redemptions of others. Shareholders will be required to prove their history of share ownership by providing a brokerage statement at the time of the redemption request. The redemption fee is waived for shares purchased through certain retirement plans, including 401(k), 403(b) or

457 plans, Keogh accounts and other pension, profit-sharing and employee benefit plans but excluding IRA and SEP-IRA accounts. This waiver might not apply to shares purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares.

7. REDEMPTIONS IN-KIND. New GSP has adopted a policy to pay all "large redemptions" in-kind. A large redemption is defined with respect to any one shareholder during any 90-day period as a redemption greater than the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. A redemption in-kind will be effected in whole or in part by a distribution of portfolio securities in lieu of cash. New GSP will value such securities at the same value used to determine net asset value and will select the securities to be distributed in such manner as the Board of Directors may deem fair and equitable. Such in-kind redemptions will result in the redeeming shareholder recognizing gain or loss for federal income tax purposes. Shareholders receiving securities and selling them could receive less than the redemption value of such securities and will further incur certain transaction costs related to transfer and delivery of the securities to the shareholders from the Fund (generally, certain custody and transfer-related expenses), which will be deducted from the redemption proceeds. Such shareholders will also incur transaction costs upon the disposition of the securities redeemed. Such a redemption would not be as liquid as a redemption entirely in cash. KGIS has filed an application with the SEC for exemptive relief to permit shareholders who are affiliates of New GSP by virtue of ownership of 5% or more of the outstanding shares ("affiliated shareholders") to redeem in-kind. KGIS expects that it will obtain such relief, although there can be no assurances that it will. If KGIS does not obtain such relief, New GSP may elect to pay the redemption proceeds to such affiliated shareholders in cash, which could adversely affect the Fund's ability to minimize adverse tax consequences for non-redeeming shareholders. Shares of the Fund held by shareholders who can clearly establish that they originally purchased them in the Fund's initial public offering are not subject to being redeemed in-kind.

New GSP will require, in the case of any redemption effected in-kind, that the redeeming shareholder provide information concerning the arrangements that the shareholder has made to accept the delivery of portfolio securities. Such arrangements as well as others related to such arrangements are the responsibility of a redeeming shareholder. In the alternative, a shareholder may appoint a liquidating agent for purposes of effecting the liquidation of such securities. Any liquidation of securities will be at the expense and risk of the shareholder, who bears the market risk of holding the securities pending liquidation and further will be responsible for the costs and expenses of liquidation, which will be deducted from the liquidation proceeds. The liquidating agent will not be able to assure that the liquidation is effected at any given time or price.

CONVERSION TO AN OPEN-END INVESTMENT COMPANY

The conversion of the Fund to an open-end investment company will be accomplished, subject to shareholder approval, by: (i) filing Amended and Restated Articles of Incorporation for the Fund with the State Department of Assessments and Taxation of Maryland and (ii) changing the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company. In addition, since shares of an open-end investment company are offered to the public on a continuous basis, New GSP will enter into an Underwriting Agreement with Kemper Distributions, Inc. ("KDI" or the "Distributor") in a form approved by the Board, including a majority of the Independent Board members, of KGIS. A registration statement under the Securities Act of 1933, as amended, for New GSP covering the offering of the shares of the Fund has been filed and appropriate state securities law qualifications and notices will be filed.

Certain costs, many of which will be nonrecurring, will be incurred in connection with the change from a closed-end to an open-end investment company, including costs associated with the seeking of necessary government clearances, the preparation of a registration statement and prospectus as required by federal securities laws (including printing and mailing costs), the costs of preparing this Proxy Statement, transfer agent fees relating to the conversion, and legal fees and accounting fees related to the foregoing. Fund Management estimates that these additional costs, which will be paid by the Fund, will be approximately $275,000. Management anticipates that substantially all of these costs will be incurred by the Fund prior to the effective date of the conversion.

The Fund believes that neither the Fund nor its shareholders will realize any gain or loss for federal income tax purposes as a result of the Fund's conversion. However, shareholders will recognize a gain or loss if they later redeem their shares to the extent that redemption proceeds (including the fair market value of any proceeds received in-kind) are greater or less than the respective adjusted tax bases of their redeemed shares. Payment for any such redemption (less the 2.0% redemption fee, if applicable) normally will be made within three days after receipt of a proper request for redemption, in accordance with redemption procedures that will be specified in the New GSP's Prospectus. Fund Management may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission (the "SEC"). New GSP also will pay proceeds of redemptions in-kind for "large" redemptions (i.e., with respect to any one shareholder during any 90-day in excess of the lesser of $250,000 or 1% of net assets of the Fund at the beginning of the period) as described above.

AMENDMENT OF THE FUND'S ARTICLES OF INCORPORATION

Approval of Item 5 first includes an amendment to the Fund's Articles of Incorporation to remove the Fund's election to be governed by the business combinations provision of the MGCL and to lower the necessary stockholder vote to approve a conversion to an open-end investment company and the Reorganization to the affirmative vote of two-thirds of the outstanding shares of common stock of the Fund entitled to be cast on the matter. In its Articles of Incorporation, the Fund has elected to be governed by the business combination provisions of the MGCL, which presents significant impediments to "business combinations" with "interested stockholders," as those terms are defined in the MGCL. In relevant part, the business combination provisions prohibit a corporation from engaging in a "business combination" with an "interested stockholder" (or any affiliate of an "interested stockholder"), which could include the transaction to be voted upon at the Meeting, for a period of five years following the most recent date on which the "interested stockholder" became an "interested stockholder." After the five-year period, any "business combination" must be approved by the affirmative vote of at least: (1) 80 percent of all the votes entitled to be cast by outstanding shares of voting stock of the corporation, voting together as a single group; and (2) two-thirds of the votes entitled to be cast by holders of voting stock other than the voting stock held by the interested stockholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested stockholder, voting together as a single voting group. In addition to the requirements of the business combination provisions of the MGCL, the charter requires the affirmative vote of three-fourths of the Fund's outstanding shares for any merger or consolidation into another corporation or entity or conversion of the Fund from a closed-end to an open-end investment company. Consequently, the proposal to amend the charter of the Fund will provide that the Fund will no longer be governed by the business combination provisions of the MGCL and will reduce from three-fourths to two-thirds the number of outstanding shares necessary to approve the conversion to an open-end investment company and to approve the Reorganization. Approval of these amendments to the Articles of Incorporation requires the affirmative vote of two-thirds of all the votes entitled to be cast by holders of the Fund's outstanding shares of common stock. If two-thirds of all of the outstanding shares of common stock of the Fund are voted in favor of this Item 5, Articles of Amendment will immediately be filed with the Department while the Meeting is in progress so that the amendment will be effective with respect to the Fund before the Merger is considered and voted upon. Thus, approval of this Item 5 will allow the approval or conversion of the Fund from a closed-end to an open-end investment company by the affirmative vote of two-thirds, rather than three-fourths, of the outstanding shares of the Fund. The proposed amendment to the Fund's Articles of Incorporation in order to permit the conversion of the Fund from a closed-end to an open-end investment company to be approved by the affirmative vote of two-thirds of the outstanding shares of common stock of the Fund is as follows:

     That Article VII(a) of the Articles of Incorporation of the Fund should be amended to delete the existing section (a) and to insert the following new section (a):

          (a) Notwithstanding any other provision of these Articles of Incorporation, the types of transactions described in Paragraph (b) of this Article shall require the affirmative vote or consent of the holders of two-thirds of the outstanding shares of each class of stock of the corporation normally entitled to vote in elections of Directors voting for the purposes of this Article as separate classes. Such affirmative vote or consent shall be in place of the vote or consent of the stockholders of the corporation otherwise required by the MGCL, or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the corporation and any national securities exchange;

     And that Article IX of the Articles of Incorporation of the Fund should be amended by striking out Article IX, in its entirety.

If Item 5 is approved, the Fund will also file an amendment to the Articles of Incorporation, in the form approved by the Board of Directors at its meeting on August 20, 1998, to reflect the conversion of the Fund to an open-end investment company. A copy of the amendment to the Articles of Incorporation is attached hereto as Exhibit D. The Fund's Articles of Incorporation would be amended to authorize the issuance of redeemable securities net asset value (as defined), and to provide that its outstanding shares would be redeemable at the option of the shareholders. In addition, certain other changes could be made consistent with the operation of an open-end investment company. Certain technical and non-material changes would also be made. The text of the amended and restated Articles of Incorporation is attached as Exhibit D. The Board would also make conforming changes to the Fund's By-Laws.

The proposed amendments to the Articles of Incorporation are expected to be filed with the State of Maryland to become effective simultaneously with the conversion of the Fund to an open-end investment company.

AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

If the shareholders vote to approve the conversion of the Fund to an open-end investment company, the Fund's fundamental investment policy on borrowing will be amended. A fundamental investment policy may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. This amendment makes the Fund's restriction consistent with that of open-end investment companies under the 1940 Act. It is not anticipated that this amendment would have a material effect on the Fund. The Fund's fundamental investment policies would be amended as follows (deletions are stricken and additions are underlined):


The Fund will not:



     borrow money or issue senior securities, except (i) to finance the repurchase of and/or tender for its shares if, after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act and (ii) the Fund may borrow for temporary purposes in an additional amount not exceeding 5% of the value of the total assets of the Fund (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and opinions on futures contracts and collateral arrangements meeting applicable SEC requirements with respect to initial and variation margin are not deemed to be the issuance of a senior security)as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


In addition, the Fund's nonfundamental policies would be amended by adding the following:

The Fund will not:


     borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.


THE REORGANIZATION

The Board of Directors unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") in the form of Exhibit E. The Reorganization Agreement provides for the Reorganization of the Fund into a new series of KGIS.

The Reorganization contemplates that (i) the Fund will transfer all of its assets to New GSP, a newly created series of KGIS in exchange for Class A shares of the New GSP and the assumption by the New GSP of certain of the liabilities of the Fund; (ii) distribution by the Fund to each shareholder of the Fund of a number of the New GSP Class A shares

(including any fractional shares) equal in value and number to such shareholder's Fund shares; and (iii) the subsequent termination of the Fund and cancellation of the outstanding shares of the Fund.

The purpose of the Reorganization is to assimilate the Fund as an open-end investment company into the Kemper family of mutual funds in a structure that provides for a uniform Board Composition, set of charter documents, shareholder purchase options and shareholder account privileges. The Adviser believes that standardization of Board Members, documents and operational policies with the Kemper family of mutual funds will help to promote operational efficiencies, to alleviate overflows and to allow for future change, which should benefit the Fund. The Board of Directors has considered the benefits and costs of the Reorganization and determined that the Reorganization is in the best interests of the Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

1. KGIS. KGIS is an open-end management investment company registered under the 1940 Act. KGIS was organized as a corporation under the laws of Maryland on October 2, 1997. KGIS may issue an indefinite amount of shares of capital stock, all having $.001 par value, which may be divided by its Board of Directors into classes of shares. Initially, 100,000,000 shares have been classified for each of KGIS' five series: Kemper Global Blue Chip Fund; Kemper International Growth and Income Fund; Kemper Emerging Market Income Fund; Kemper Emerging Market Growth Fund; and Kemper Latin America Fund. Currently, each series fund of KGIS offers three classes of shares. These are Class A, Class B and Class C shares. The Board of Directors of KGIS may authorize the issuance of additional classes and additional series or funds if deemed desirable, each with its own investment objectives, policies and restrictions. Since KGIS may offer multiple funds, it is known as a "series company." Shares of series have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of the funds subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the fund. Shares of each fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Each fund's activities are supervised by KGIS' Board of Directors. KGIS is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

2. DIRECTORS AND OFFICERS. The directors and officers of the Fund and KGIS differ. The Board of Directors of KGIS is the same as the Fund except that Messrs. Melville and Sell do not serve on the Board of KGIS, and Daniel Pierce and Kathryn L. Quirk serve on the Board of KGIS. Currently, Mr. Pierce serves as President of KGIS and Ms. Quirk serves as Vice President of KGIS.

                                             PRINCIPAL OCCUPATION OR
        NAME (DATE OF BIRTH)               EMPLOYMENT AND DIRECTORSHIP
        --------------------               ---------------------------
Daniel Pierce (3/18/34)                  Managing Director, Adviser;
                                         Director, Fiduciary Trust
                                         Company (bank and trust company)
                                         and Fiduciary Company
                                         Incorporated (bank and trust
                                         company). Mr. Pierce serves on
                                         the boards of various funds with
                                         portfolios managed by the
                                         Adviser.
Kathryn L. Quirk (12/31/52)              Managing Director, Adviser; Ms.
                                         Quirk serves on the boards of
                                         various funds with portfolios
                                         managed by the Adviser.

The following officers of KGIS, their birth dates, their principal occupations and their affiliations, if any, with the Adviser, the investment manager, and KDI, the principal underwriter, are as follows:

Mark Casady, President, 345 Park Avenue, New York, New York; Managing Director, Adviser.

Philip J. Collora (11/15/45) Vice President, and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Adviser.

Joyce E. Cornell (3/26/44) Vice President, 345 Park Avenue, New York, New York; Managing Director, Adviser.

Diego Espinosa (6/30/62) Vice President, 345 Park Avenue, New York, New York; Senior Vice President, Adviser.

Joan R. Gregory (8/4/45) Vice President, Two International Place, Boston, Massachusetts; Vice President, Adviser.

Jerald K. Hartman (3/1/33) Vice President, 345 Park Avenue, New York, New York; Managing Director, Adviser.

John R. Hebble (6/27/58), Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

Maureen E. Kane (2/14/62) Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Adviser.

Tara C. Kenney (10/7/60) Vice President, Two International Place, Boston, Massachusetts; Vice President, Adviser.

Thomas W. Littauer (4/26/55) Vice President, Two International Place, Boston, Massachusetts; Managing Director, Adviser; formerly Head of Broker Dealer Division of Putnam Investment Management during 1996-1997; prior thereto, President of Client Management Services for Fidelity Investments from 1990 to 1996.

Brenda Lyons (3/21/63) Assistant Treasurer, Two International Place, Boston, Massachusetts; Vice President, Adviser.

Ann M. McCreary (11/6/56) Vice President, 345 Park Avenue, New York, New York; Managing Director, Adviser.

Caroline Pearson (4/1/62) Assistant Secretary, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

Sheridan P. Reilly (2/27/52) Vice President, 345 Park Avenue, New York, New York; Vice President, Adviser.

M. Isabel Saltzman (12/22/54) Vice President, Two International Place, Boston, Massachusetts; Managing Director, Adviser.

Linda J. Wondrack (9/12/64) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

Elizabeth C. Werth (10/1/47) Assistant Secretary, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Adviser.

3. PROCEDURES FOR REORGANIZATION. In connection with the Reorganization, after the close of business on the date of effectiveness of the Reorganization (the "Effective Date") but prior to its completion, one Class A share of New GSP will be issued to the Fund. The Fund, as the sole shareholder of New GSP, will then take the following actions:

     (1) approve an investment management agreement for New GSP on substantially the same terms as the existing agreement with the Fund;

     (2) ratify the selection of Ernst & Young LLP as auditors for New GSP; and

     (3) ratify the board members of KGIS.

Thereafter, on the Effective Date, the Fund will transfer all its assets to New GSP in exchange for shares of New GSP and the assumption by New GSP of all the liabilities of the Fund, the Fund will distribute to each shareholder of the Fund Class A shares of New GSP in a number equal to the number of shares (including any fractional share) of the Fund then owned by such shareholder and having the same net asset value per share as the net asset value of the shares of the Fund on the Effective Date, the shares of the Fund owned by the shareholder will be canceled and the Fund will then terminate. A shareholder of the Fund will therefore acquire the same pro rata interest in the New GSP as of the effective time of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization. New GSP will then operate in the same manner and with the same investment objectives and policies of the Fund, giving effect to the results of the shareholder votes on the other items, including (if approved by shareholders) the change in the Fund's classification from a diversified to a non-diversified fund.

It will not be necessary for a shareholder holding certificates of the Fund to exchange those certificates for new certificates representing shares of New GSP following consummation of the Reorganization. Certificates for shares of the Fund issued prior to the Reorganization will represent shares of the same class of New GSP after the Reorganization.

If approved by shareholders of the Fund, it is expected that the Reorganization will be made effective on December 11, 1998, but it may be effective at a different time.

4. FEDERAL INCOME TAX CONSEQUENCES. The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the Fund. The discussion set forth below is for general information only and may not apply to a shareholder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, a foreign person or that acquired its shares of the Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Proxy Statement. Accordingly no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. As a condition to closing, the

Fund will receive an opinion of Vedder, Price, Kaufman & Kammholz that under the Code the reorganization of the Fund into New GSP pursuant to the Reorganization will not give rise to the recognition of gain or loss for federal income tax purposes to the Fund, New GSP, or the shareholders of the Fund. A shareholder's adjusted basis for federal income tax purposes in shares of New GSP after the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of New GSP received by the shareholders of the Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets.

MISCELLANEOUS

GENERAL.

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Fund, including any additional solicitation made by letter, telephone or telegraph except that the incremental and/or specific costs associated with Item 3A and 3B will be paid by Zurich. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, the Adviser may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by the Fund except for solicitation related to Item 3A and 3B, which will be paid by Zurich. A COPY OF THE FUND'S ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 S. RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-733-8481 (EXTENSION 438).

PROPOSALS OF SHAREHOLDERS. The Fund delayed its 1998 annual meeting of shareholders from May to October. It is currently anticipated that the 1999 annual meeting of shareholder, if Item 5 is not approved, will be held in May. A shareholder wishing to submit a proposal for inclusion in the Fund's proxy statement for the 1999 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The Fund will treat any such proposal received no later than December 12, 1998 as timely. The timely submission of a proposal, however, does not guarantee its inclusion. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to the Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The Fund will treat any such notice received no later than February 25, 1999 as timely.

If item 5 is approved by shareholders, as noted above, New GSP will not be required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since New GSP will not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting of New GSP cannot be provided. Any shareholder proposal submitted pursuant to Rule 14a-8 or outside of the process of Rule 14a-8, must be received by New GSP a reasonable time before it begins to print and mail its proxy materials in connection with a special meeting to be considered timely under Rule 14a-4(c)(1).

OTHER MATTERS TO COME BEFORE THE MEETING. The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted for the election as Directors of the persons who have been nominated and as recommended by the Board on each other item. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1, election of Directors, requires a plurality vote of the shares of the Fund. Item 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the shares casting votes on the matter. Items 3A and 3B, approval of the new investment management agreement and the new sub-advisory agreement, and Item 4, changing the Fund's classification from a diversified to a non-diversified fund, each require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or
(2) more than 50% of the outstanding voting securities of the

Fund. Item 5, conversion of the Fund to an open-end investment company, requires the affirmative vote of two-thirds of the outstanding shares of the Fund. Approval of Item 3B is conditional upon approval of Item 3A.


In tallying shareholder votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for determining whether a quorum is present for purposes of convening the Meeting and will be considered present at the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the persons receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3A, 3B and 4 abstentions will have the effect of a "no" vote on each item. Broker non-votes will have the effect of a "no" vote on each of these items if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" on each of these items if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting. On Item 5 abstentions and broker non-votes will have the effect of a "no" vote.



At least 50% of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum. Thus the Meeting could not take place on its scheduled date if less than 50% of the shares of the Fund were presented. If, by the time scheduled for the meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of any of the Items are not received, the persons named as proxies currently intend to propose one or more adjournments of the meeting for the Fund to permit further soliciting of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present (in person or by proxy). The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund's shareholders.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL ITEMS.

Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

By order of the Board of Directors,
Philip J. Collora
Secretary

                                 EXHIBIT INDEX

New Investment Management Agreement..................  Exhibit A
New Sub-Advisory Agreement...........................  Exhibit B
Comparable Investment Companies and Related
  Management Fees....................................  Exhibit C
Amendment to the Fund's Articles of Incorporation to
  Open-End the Fund..................................  Exhibit D
Agreement and Plan of Reorganization.................  Exhibit E

                                                                       EXHIBIT A

                        INVESTMENT MANAGEMENT AGREEMENT

                         THE GROWTH FUND OF SPAIN, INC.
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                               September 7, 1998

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

The Growth Fund of Spain, Inc. (the "Fund") has been established as a Maryland corporation to engage in the business of an investment company. The Fund has issued shares of common stock (the "Shares").

The Fund has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Fund agrees with you as follows:

1. DELIVERY OF DOCUMENTS. The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with its investment objectives, policies and restrictions. The Fund has furnished you with copies properly certified or authenticated of each of the following documents related to the Fund:

(a) The Articles of Incorporation ("Articles"), as amended to date.

(b) By-Laws of the Fund as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Directors of the Fund and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

The Fund will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing.

2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with its investment objectives, policies and restrictions; the applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Fund's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Fund. You shall also make available to the Fund promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Fund's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Fund's officers or Board of Directors shall reasonably request.

3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in Section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Fund administrative services on behalf of the Fund necessary for operating as a closed-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Fund's Registration Statement, and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this Section 4, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Fund (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in Section 2 hereof and the administrative services described in Section 3 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Fund is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this Section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Fund business) of Directors, officers and employees of the Fund who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and statements of additional information of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Fund; and costs of shareholders' and other meetings.

5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in Sections 2, 3, and 4 hereof, the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of 1 percent of the average weekly net assets of the Fund for such month;

over (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The net asset value of the Fund shall be calculated at such time or times as the Directors may determine in accordance with the provisions of the 1940 Act. On each day when net asset value is not calculated, the net asset value shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Fund. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Fund agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

8. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until April 1, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

10. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                           Yours very truly,


                           THE GROWTH FUND OF SPAIN, INC.



                           By: /s/ DANIEL PIERCE


   -----------------------------------------------------------------------------

                               President


The foregoing Agreement is hereby accepted as of the date hereof.

                           SCUDDER KEMPER INVESTMENTS, INC.


                           By: /s/ STEPHEN BECKWITH


   -----------------------------------------------------------------------------
                               Name


                                    Treasurer


   -----------------------------------------------------------------------------
                               Title

                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT

AGREEMENT made this 7th day of September, 1998, by and between SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and BSN GESTION DE PATRIMONIOS, S.A., S.G.C., a corporation organized under the laws of Spain (the "Sub-Adviser").

WHEREAS, THE GROWTH FUND OF SPAIN, INC., a Maryland corporation (the "Fund"), is a closed-end, diversified management investment company registered under the United States Investment Company Act of 1940, as amended (the "Investment Company Act of 1940") the shares of common stock (the "Shares") of which are registered under the Securities Act of 1933;

WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services pursuant to an Investment Management Agreement, dated September 7, 1998 (the "Management Agreement"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the Fund's portfolio invested in Spanish securities and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund to be invested in Spanish securities in accordance with the Fund's investment objectives and policies and limitations, subject to the supervision of the Adviser and the Board of Directors of the Fund, for the period and upon the terms herein set forth. The investment of funds hereunder shall be subject to all applicable restrictions of the Articles of Incorporation and By-Laws of the Fund as may from time to time be in force.

The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

2. COMPENSATION. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser at the end of each calendar month, an investment management fee computed at an annual rate of .35% of the Fund's average weekly net assets. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

3. NON-EXCLUSIVITY OF SERVICES. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

4. NET ASSET VALUE. The net asset value of the Fund shall be calculated in accordance with the provisions of the Fund's prospectus or at such other time or times as the Fund's Directors may determine in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of the Shares as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

5. POTENTIAL CONFLICTS OF INTEREST. Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a director, officer or agent.

6. STANDARD OF CARE. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. DURATION AND TERMINATION. This Agreement shall become effective on the date specified in Section 10 hereof and shall remain in full force until April 1, 1999, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved, the Sub-Adviser may continue to serve in such capacity in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty (60) days' written notice to the other party.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of there compensation described in
Section 2 earned prior to such termination.

8. SURVIVAL. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

9. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

10. REPRESENTATIONS AND WARRANTIES.

     (a) The Sub-Adviser represents and warrants that it has applied for registration as an investment adviser under the United States Investment Advisers Act of 1940, as amended (the "Advisers Act").

     (b) The Sub-Adviser agrees to use its best efforts to become registered under the Advisers Act and maintain such registration in effect during the term of this Agreement.

     (c) This Agreement shall become effective on the date that such registration under the Advisers Act becomes effective with the United States Securities and Exchange Commission.

     (d) The Sub-Adviser further represents and warrants that it is fully qualified under the laws of Spain to perform its duties hereunder and agrees to comply with any and all other applicable laws and regulations in performing its obligations hereunder.

11. GOVERNING LAW. This Agreement shall be construed in accordance with applicable United States federal law and the laws of the Commonwealth of Massachusetts.

12. MISCELLANEOUS.

          (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

          (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                        SCUDDER KEMPER INVESTMENTS, INC.


                        By: /s/ STEPHEN BECKWITH


   -----------------------------------------------------------------------------

                            Treasurer



                        BSN GESTION de PATRIMONIOS, S.A., S.G.C.



                        By: /s/ EDUARDO SUAREZ


   -----------------------------------------------------------------------------

                            Managing Director

                                                                       EXHIBIT C



                      COMPARABLE INVESTMENT COMPANIES AND


                 RELATED MANAGEMENT FEES FOR FUNDS NOT INCLUDED


                     IN THIS PROXY STATEMENT AND ADVISED BY


                        SCUDDER KEMPER INVESTMENTS, INC.



                                 SCUDDER FUNDS+



          FUND                   OBJECTIVE                  FEE RATE              ASSETS
          ----                   ---------                  --------              ------
GLOBAL GROWTH FUNDS
 Global Discovery Fund    Above-average capital     1.100% of net assets      $  349,121,954
                          appreciation over the
                          long term by investing
                          primarily in the equity
                          securities of small
                          companies located
                          throughout the world.
 Scudder Emerging         Long term growth of       1.25% of net assets++     $  219,624,481
   Markets Growth Fund    capital primarily
                          through equity
                          investment in emerging
                          markets around the
                          globe.
 Scudder Global Fund      Long term growth of       1.000% to $500 million    $1,766,207,742
                          capital through a         0.950% next $500 million
                          diversified portfolio of  0.900% next $500 million
                          marketable securities,    0.850% over $1.5 billion
                          primarily equity
                          securities, including
                          common stock, preferred
                          stocks and debt
                          securities convertible
                          into common stocks.
 Scudder Gold Fund        Maximum return            1.000% of net assets      $  132,131,545
                          (principal change and
                          income) consistent with
                          investing in a portfolio
                          of gold-related equity
                          securities and gold.
 Scudder Greater Europe   Long term growth of       1.00% to $1 billion       $  195,514,335
   Growth Fund            capital through           0.90% thereafter*
                          investments primarily in
                          the equity securities of
                          European companies.
 Scudder International    Long term growth of       0.900% to $500 million    $2,884,919,345
   Fund                   capital primarily from    0.850% next $500 million
                          foreign equity            0.800% next $1 billion
                          securities.               0.750% next $1 billion
                                                    0.700% thereafter
 Scudder International    Long term growth of       1.000% of net assets++    $   48,880,164
   Growth and Income      capital and current
   Fund                   income primarily from
                          foreign equity
                          securities.

          FUND                   OBJECTIVE                  FEE RATE              ASSETS
          ----                   ---------                  --------              ------
 Scudder International    Long term capital         1.000% of net assets               N/A**
   Growth Fund            appreciation through
                          investment primarily in
                          the equity securities of
                          foreign companies with
                          high growth potential.
 Scudder International    Long term capital         1.000% of net assets               N/A**
   Value Fund             appreciation through
                          investment primarily in
                          undervalued foreign
                          equity securities.
 Scudder Latin America    Long term capital         1.250% to $1 billion      $  882,555,049
   Fund                   appreciation through      1.150% thereafter
                          investment primarily in
                          the securities of Latin
                          American issuers.
 Scudder Pacific          Long term growth of       1.100% of net assets      $  147,276,692
   Opportunities Fund     capital primarily
                          through investment in
                          the equity securities of
                          Pacific Basin companies,
                          excluding Japan.
 The Japan Fund, Inc.     Long term capital         0.850% to $100 million    $  265,181,931
                          appreciation through      0.750% next $200 million
                          investment primarily in   0.700% next $300 million
                          equity securities,        0.650% thereafter
                          (including American
                          Depository Receipts of
                          Japanese companies).
CLOSED-END FUNDS
 The Argentina Fund,      Long term capital         Adviser:                  $  135,327,320
   Inc.                   appreciation through      1.100% of net assets
                          investment primarily in   Sub-Adviser:
                          equity securities of      Paid by Adviser. 0.100%
                          Argentine issuers.        of net assets
 The Brazil Fund, Inc.    Long term capital         1.200% to $150 million    $  429,429,751
                          appreciation through      1.050% next $150 million
                          investment primarily in   1.000% next $200 million
                          equity securities of      0.900% thereafter
                          Brazilian issuers.        Administrator: Receives
                                                    an annual fee of $50,000

          FUND                   OBJECTIVE                  FEE RATE              ASSETS
          ----                   ---------                  --------              ------
 The Korea Fund, Inc.     Long term capital         Adviser:                  $  406,244,000
                          appreciation through      1.150% to $50 million
                          investment primarily in   1.100% next $50 million
                          equity securities of      1.000% next $250 million
                          Korean companies.         0.950% next $400 million
                                                    0.900% thereafter
                                                    Sub-Adviser -- Daewoo:
                                                    Paid by Adviser.
                                                    0.2875% to $50 million
                                                    0.275% next $50 million
                                                    0.250% next $250 million
                                                    0.2375% next $400
                                                    million
                                                    0.225% thereafter
 Scudder New Asia Fund,   Long term capital         1.250% to $75 million     $   98,866,168
   Inc.                   appreciation through      1.150% next $125 million
                          investment primarily in   1.100% thereafter
                          equity securities of
                          Asian companies.
 Scudder New Europe       Long term capital         1.250% to $75 million     $  320,293,393
   Fund, Inc.             appreciation through      1.150% next $125 million
                          investment primarily in   1.100% thereafter
                          equity securities of
                          companies traded on
                          smaller or emerging
                          European markets and
                          companies Inc. that are
                          viewed as likely to
                          benefit from changes and
                          developments throughout
                          Europe.
 Scudder Spain and        Long term capital         Adviser:                  $  112,909,567
   Portugal Fund, Inc.    appreciation through      1.000% of net assets
                          investment primarily in   Administrator:
                          equity securities of      0.200% of net assets
                          Spanish & Portuguese
                          issuers.
 Scudder Variable Life    Above-average capital     0.975% of net assets++    $   20,115,141
   Investment Fund        appreciation over the
   Global Discovery       long term by investing
   Portfolio              primarily in the equity
                          securities of small
                          companies located
                          throughout the world.
 Scudder Variable Life    Long term growth of       0.875% to $500 million    $  427,237,880
   Investment Fund        capital principally from  0.725% thereafter
   International          a diversified portfolio
   Portfolio              of foreign equity
                          securities.

          FUND                   OBJECTIVE                  FEE RATE              ASSETS
          ----                   ---------                  --------              ------
 AARP Global Growth Fund  Long term capital         0.350% to $2 billion      $  148,029,373
                          growth, consistent with   0.330% next $2 billion
                          a share price more        0.300% next $2 billion
                          stable than other global  0.280% next $2 billion
                          funds, through            0.260% next $3 billion
                          investment primarily in   0.250% next $3 billion
                          common stocks of          0.240% thereafter
                          established corporations  INDIVIDUAL FUND FEE
                          in a wide variety of      0.550% of net assets
                          developed countries.
 AARP International       Long term capital         0.350% to $2 billion      $   20,259,062
   Growth and Income      growth, consistent with   0.330% next $2 billion
   Fund                   a share price more        0.300% next $2 billion
                          stable than other         0.280% next $2 billion
                          international mutual      0.260% next $3 billion
                          funds, through            0.250% next $3 billion
                          investment primarily in   0.240% thereafter++
                          a diversified portfolio   INDIVIDUAL FUND FEE
                          of foreign common stocks  0.600% of net assets
                          with above-average
                          dividend yields and
                          foreign securities
                          convertible into common
                          stocks.


------------------------------

  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.



 ++ Subject to waivers and/or expense limitations.



  * The addition of this breakpoint is effective 9/30/98.



 ** Fee information is not available for Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.



 @ Net asset information is provided for the semi-annual period ended May 31, 1998.

                                 KEMPER FUNDS+



          FUND                   OBJECTIVE                  FEE RATE              ASSETS
          ----                   ---------                  --------              ------
 Kemper Asian Growth      Long-term capital growth  0.850% to $250 million    $    6,398,000
   Fund                   by investing in a         0.820% next $750 million
                          diversified portfolio of  0.800% next $1.5 billion
                          Asian equity securities.  0.780% next $2.5 billion
                                                    0.750% next $2.5 billion
                                                    0.740% next $2.5 billion
                                                    0.730% next $2.5 billion
                                                    0.720% thereafter**
 Kemper Emerging Markets  Long-term growth of       1.250% of net assets**    $    1,147,000@
   Growth Fund            capital primarily
                          through equity
                          investment in emerging
                          markets around the
                          globe.
 Kemper Europe Fund       Long-term capital growth  0.750% to $250 million    $   23,910,000
                          by investing in a         0.720% next $750 million
                          diversified portfolio of  0.700% next $1.5 billion
                          European equity           0.680% next $2.5 billion
                          securities.               0.650% next $2.5 billion
                                                    0.640% next $2.5 billion
                                                    0.630% next $2.5 billion
                                                    0.620% thereafter
 Kemper Global Blue Chip  Long-term growth of       1.000% to $250 million    $    3,663,000@
   Fund                   capital through a         0.950% next $750 million
                          diversified worldwide     0.900% thereafter**
                          portfolio of marketable
                          securities, primarily
                          equity securities.
 Kemper International     Total return, a           0.750% to $250 million    $  588,069,000
   Fund                   combination of capital    0.720% next $750 million
                          growth and income,        0.700% next $1.5 billion
                          principally through an    0.680% next $2.5 billion
                          internationally           0.650% next $2.5 billion
                          diversified portfolio of  0.640% next $2.5 billion
                          equity securities.        0.630% next $2.5 billion
                                                    0.620% thereafter
 Kemper International     Long-term growth of       1.000% of net assets**    $    1,556,000@
   Growth and Income      capital and income,
   Fund                   primarily from foreign
                          equity securities.
 Kemper Latin America     Long-term capital         1.250% to $250 million    $    1,441,000@
   Fund                   appreciation through      1.200% next $750 million
                          investment primarily in   1.150% thereafter**
                          the securities of Latin
                          American issuers.
 Kemper Global Discovery  Above-average capital
   Fund                   appreciation over the
                          long term by investing
                          primarily in the equity
                          securities of small
                          companies located
                          throughout the world.

          FUND                   OBJECTIVE                  FEE RATE              ASSETS
          ----                   ---------                  --------              ------
 Kemper Worldwide 2004    Total return with         0.600% of net assets      $   33,070,000
   Fund                   guaranteed return of
                          investment on the
                          maturity date to
                          investors who reinvest
                          all their dividends and
                          hold their shares to the
                          maturity date
                          (11/15/2004).
 The Growth Fund of       Long-term capital         1.000% of net assets      $  315,059,000
   Spain, Inc.            appreciation by
                          investing primarily in
                          equity securities of
                          Spanish companies.
 Kemper Global Blue Chip  Long-term growth of       1.000% to $250 million              N/A*
   Portfolio              capital through           0.950% next $750 million
                          diversified worldwide     0.900% thereafter
                          portfolio of marketable
                          securities, primarily
                          equity securities.
 Kemper International     Long-term growth of       1.000% of net assets                N/A*
   Growth and Income      capital and current
   Portfolio              income, primarily from
                          foreign equity
                          securities.
 Kemper International     Total return, a           0.750% of net assets      $  200,046,000
   Portfolio              combination of capital
                          growth and income,
                          principally through an
                          internationally
                          diversified portfolio of
                          equity securities.


------------------------------

 + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.



  * Fee information is not available for Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998.



 ** Subject to waivers and/or reimbursements.



 @ Net asset information is provided for the semi-annual period ended March 31, 1998.

                                                                       EXHIBIT D

                            AMENDMENT TO THE FUND'S
                           ARTICLES OF INCORPORATION
                              TO OPEN-END THE FUND


                  Marked to show additions and deletions from


                         the Articles of Incorporation


            as amended and restated by proposed interim amendments.


                              AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                         THE GROWTH FUND OF SPAIN, INC.

                                   ARTICLE I

The name of the corporation is The Growth Fund of Spain, Inc. (hereinafter called the "corporation").

                                   ARTICLE II


The nature of the business and the objects and purposes to be transacted, promoted or carried on are to engage in the business of an open-end, management investment company of the management type under the Investment Company Act of 1940, as amended, holding, investing and reinvesting its assets. The general nature of its business shall be to buy, hold, sell, exchange, pledge and otherwise deal in notes, stocks, bonds, options or other securities of whatsoever nature; to do any and all acts and things necessary or incidental thereto to the extent permitted business corporations under the provisions of the laws of the State of Maryland as from time to time amended; to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the corporation; and to sell, hold, purchase, redeem and reissue the shares of its own capital stock. The corporation shall have the power to conduct and carry on its business or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights in the State of Maryland, in other states, territories, districts, colonies and dependencies of the United States, and in any or all foreign countries.


                                  ARTICLE III

The post office address of the place at which the principal office of the corporation in this state will be located is 1123 North Eutaw Street, Baltimore, Maryland 21201. The resident agent of the corporation is The Prentice-Hall Corporation System, Maryland, a corporation of this state, the post office address of which is 1123 North Eutaw Street, Baltimore, Maryland 21201.

                                   ARTICLE IV


The initial number of directors of the corporation shall be six (6) eight (8), which number may be increased or decreased pursuant to the by-laws of the corporation but shall never be less than three (3). The election of directors need not be by ballot. Beginning with the firstThe directors shall hold office until the next annual meeting of stockholders held after the initial public offering of the shares of the corporation (the "initial annual meeting"), the board of directors shall be divided into three classes: class I, class II and class III. The terms of office of the classes of directors elected at the initial annual meeting shall expire at the times of the annual meetings of the stockholders as follows -- class I, at the first such succeeding meeting, class II, at the second such succeeding meeting and class III at the third such succeeding meeting -- or thereafter in each case when their respective and until their successors are elected and qualified. At each subsequent annual election, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed, and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders, or thereafter in each case when their respective successors are elected and qualified. The number of directorships shall be apportioned among the classes so as to maintain the classes as nearly equal in number as possible. The The number of directors in office at the time of adoption of these Amended and Restated Articles of Incorporation is eight and the names of the directors who shall act as such until their successors are duly elected and qualified are as follows:


                               Thomas R. Anderson


Orville V. Bergen


Thomas T. Glidden James E. Akins

                              Arthur R. Gottschalk
                              Frederick T. Kelsey

                              Gregory L. Melville


                                Fred B. Renwick



                                 Moritz A. Sell


                                John B. Tingleff


                      John G. Weithers Charles M. Kierscht

                                   ARTICLE V

The total capital stock to be authorized is as follows:

    CLASS OF STOCK        PAR VALUE    NUMBER OF SHARES    AGGREGATE PAR VALUE
    --------------        ---------    ----------------    -------------------
        Common              $.01          50,000,000            $500,000

(a) The board of directors shall have authority by resolution to classify and reclassify any authorized but unissued shares of capital stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the capital stock.

     (b) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the common stock of the corporation.


          (1) Each share of common stock shall have one vote. Unless otherwise provided in these Articles of Incorporation, on any matter submitted to a vote of stockholders, all shares of all classes and series shall vote together as a single class; provided, however, that (i) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the laws of the State of Maryland, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above; and (ii) as to any matter which in the judgment of the board of directors (which shall be conclusive) does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the one or more affected classes and series shall be entitled to vote.

          (2) Subject to the provisions of law and any preferences of any class of stock hereafter classified or reclassified, dividends may be paid on the common stock of the corporation at such time and in such amounts as the board of directors may deem advisable.

          (3) In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of the common stock shall be entitled, together with the holders of any other class of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the corporation, after payment or provision for payment of the debts and other liabilities of the corporation and the amount to which the holders of any class of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the corporation, to share ratably in the remaining net assets of the corporation.


          (4) Each holder of shares of capital stock shall be entitled to require the corporation to redeem all or any part of the shares of capital stock standing in the name of such holder on the books of the corporation, and all shares of capital stock issued by the corporation shall be subject to redemption by the corporation, at the net asset value thereof, less such redemption fee or other charge, if any, as may be fixed by the board of directors, subject to the right of the board of directors to suspend the right of redemption of shares of capital stock or postpone the date of payment of such redemption price in accordance with provisions of applicable law. Payment of the redemption price shall be made in cash or in-kind, or both, by the corporation at such time and in such manner as may be determined from time to time by the board of directors.



     (c) The board of directors may from time to time issue and sell or authorize the issuance and sale of the authorized but unissued shares of the corporation. All shares of stock of the corporation sold shall be sold for cash in such amounts, and on such terms and conditions, and for such purposes, and for such amount or kind of consideration as may now or hereafter be permitted by the laws of the State of Maryland and by these Articles of Incorporation, as the board of directors may determine; provided, however, that the value of the consideration per share to be received by the corporation upon the sale of any shares of its capital stock shall not be less than the net asset value per share of such capital stock outstanding at the time of such sale, except as otherwise provided in this Article, which shall in each case be paid prior to the delivery of any certificate of the corporation for such shares.


     (d) The corporation may issue and sell fractions of shares having pro rata all the rights of full shares, including without limitation, the right to vote and receive dividends; and wherever the words "share" or "shares" are used in these Articles of Incorporation or in the by-laws, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

     (e) No shares need be offered to existing stockholders before being offered to others. In connection with the acquisition of all or substantially all the assets of another entity, the board of directors may issue or cause to be issued shares of the corporation and accept in payment thereof in lieu of cash such assets of such entity at market value, provided such assets are of the character in which the board of directors are authorized to invest the funds of the corporation. No shares shall be sold by the corporation during any period when the determination of net asset value is suspended.

                                   ARTICLE VI


(a) The net asset value of each share of the corporation outstanding shall be determined by the board of directors from time to time in accordance with the provisions of applicable law and in accordance with the corporation's current prospectus.


(b) The board of directors may suspend the determination of net asset value for all or any part of any period during which the New York Stock Exchange is normally closed, or during which trading on the New York Stock Exchange or in the markets normally utilized by the corporation is restricted by governmental order, or during which an emergency exists such as would make disposal by the corporation of securities owned by the corporation unreasonable or impracticable, or would make determination of the net asset value of the assets of the corporation impracticable. The determination of whether trading on the New York Stock Exchange or in the markets normally utilized by the corporation is restricted or whether such an emergency, as herein provided, exists shall be by applicable rules and regulations of the Securities and Exchange Commission or other governmental authority. The suspension shall become effective at such time as the board of directors shall specify in their declaration or resolution, but not later than the close of business on the next succeeding business day following the declaration or resolution. After such suspension becomes effective, there shall be no determination of net asset value until the board of directors shall declare the suspension terminated. The suspension shall terminate in any event on the first day on which the New York Stock Exchange is open, the restricted trading on the New York Stock Exchange or in the markets utilized by the corporation has ended or the emergency shall have expired in accordance with the official ruling of the Securities and Exchange Commission or other governmental authority or, in the absence of such ruling, upon the determination of the board of directors.

(c) The board of directors may delegate any of its powers and duties under this Article with respect to appraisal of assets and liabilities and determination of net asset value or with respect to suspension of the determination of net asset value to an officer or officers or agent or agents of the corporation designated from time to time by the board of directors.

                                  ARTICLE VII


(a) Notwithstanding any other provision of these Articles of Incorporation, the types of transactions described in Paragraph (b) of this Article shall require the affirmative vote or consent of the holders of two-thirds of the outstanding shares of each class of stock of the corporation normally entitled to vote in elections of directors voting for the purposes of this Article as separate classes. Such affirmative vote or consent shall be in place of the vote or consent of the stockholders of the corporation otherwise required by the MGCL, or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the corporation and any national securities exchange.



(b) This Article shall apply to the following transactions:



(1) a merger or consolidation of the corporation with or into another corporation or entity,



(2) a sale, lease, exchange or other disposition to or with any entity or person of all or any substantial part of the assets of the corporation (except assets having an aggregate fair market value of less than $1,000,000 or such sale, lease or exchange in the context of the ordinary course of the corporation's investment activities),




(3) issuance or transfer of any securities of the corporation to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities in connection with a public offering and securities issued pursuant to a dividend reinvestment plan adopted by the corporation or upon the exercise of any stock subscription rights distributed by the corporation,




(4) a liquidation or dissolution of the corporation, or




(5) the conversion of the corporation from closed-end to open-end status under the Investment Company Act of 1940.



ARTICLE VIII


No officer or director shall be personally liable to the corporation or its stockholders for money damages by reason of any breach of fiduciary duty to the corporation or otherwise. Notwithstanding the foregoing sentence, a director or officer shall be liable to the extent provided by applicable law (i) for any transaction for which it is proved that the director or officer actually received an improper benefit or profit in money, property, or services, for the amount of the benefit or profit in money, property, or services actually received, or (ii) pursuant to a judgment or other final adjudication adverse to the director or officer, entered in a proceeding based on a finding in the proceeding that the director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; provided, however, that nothing shall protect any director or officer against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


                                ARTICLE IX VIII


The corporation may enter into any contract with any corporation, firm, partnership, trust or association, although one or more of the board of directors or officers of the corporation may be an officer, director, partner, trustee, shareholder or member of, or have an interest in, such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship or interest, nor shall any person holding such relationship be liable merely by reason of such relationship or interest for any loss or expense to the corporation under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair to the corporation. Any contract entered into pursuant to the terms of this Article shall be consistent with and subject to the requirements of the Investment Company Act of 1940, including any amendment thereto or other applicable act of Congress hereafter enacted, with respect to its duration, termination, authorization, approval, assignment, amendment or renewal.


                                  ARTICLE IX X




(a) The corporation reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment that alters the contract rights of any outstanding stock as expressly set forth in these Articles of Incorporation. The corporation reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment that alters the contract rights of any outstanding stock as expressly set forth in these Articles of Incorporation. As used herein the term "Articles of Incorporation" includes any amendments or supplements hereto.



(b) Notwithstanding Paragraph (a) of this Article or any other provision of these Articles of Incorporation, any amendment, alteration or repeal of Articles IV, VII or X shall require the affirmative vote or consent of seventy-five percent (75%) of the outstanding shares of each class of stock of the corporation normally entitled to vote in elections of directors, voting for the purposes of this Article as separate classes, unless such amendment, alteration or repeal has previously been approved, adopted or authorized by the affirmative vote of seventy five percent (75%) of the total number of the directors then in office. Such affirmative vote or consent shall be in place of the vote or consent of the stockholders of the corporation otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the corporation and any national securities exchange.



                                   ARTICLE X



The duration of the corporation shall be perpetual.

                                                                       EXHIBIT E

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 11th day of September, 1998, by and between Kemper Global/International Series, Inc. (the "Kemper Fund"), a Maryland corporation, with its principal place of business at 222 South Riverside Plaza, Chicago, Illinois 60606 on behalf of its Growth Fund of Spain series (the "Acquiring Fund") and The Growth Fund of Spain, Inc., a Maryland corporation, with its principal place of business at 222 South Riverside Plaza, Chicago, Illinois 60606 (the "Acquired Fund").



This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


WHEREAS, the Kemper Fund is a registered open-end, management investment company and the Acquired Fund is currently a registered closed-end management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquired Fund has recommended to its shareholders that the Acquired Fund be converted to an open-end management investment company, and intends to present a proposal for such conversion at a meeting of the shareholders of the Acquired Fund scheduled for October 28, 1998 and to solicit approval of such proposal;


WHEREAS, the parties hereto intend that the Acquired Fund shall have changed its sub-classification from closed-end to open-end prior to the time of the Reorganization;


WHEREAS, the Kemper Fund is authorized to issue its shares of beneficial interest in separate series, including the Acquiring Fund, each of which maintains a separate and distinct portfolio of assets;

WHEREAS, the shares of beneficial interest of the Kemper Fund with respect to the Acquiring Fund are authorized to be issued in multiple classes, including classes designated "Class A shares," "Class B shares" and "Class C shares;"


WHEREAS, the Board of Directors of the Kemper Fund, on behalf of the Acquiring Fund, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and


WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE TERMINATION OF THE ACQUIRED FUND

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Kemper Fund on behalf of the Acquiring Fund agrees in exchange therefor --

     (a) to deliver to the Acquired Fund the number of full and fractional Class A Acquiring Fund shares ("Acquiring Fund Shares") equal in number to the number of Acquired Fund full and fractional shares then outstanding.

     (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable which are owned by the Acquired Fund and any deferred expenses shown as an asset on the books of the Acquired Fund (the "Acquired Fund Assets") on the Valuation Date provided in paragraph 2.1.

1.3 The Acquiring Fund shall assume all liabilities of the Acquired Fund.

1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will terminate. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with Section 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

2. [RESERVED]

3. CLOSING AND CLOSING DATE

3.1 The Closing Date shall be December 11, 1998, or such other date as the parties may agree to in writing. The time of the Closing shall be 5:00 p.m. New York time on the Closing Date. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. New York time. The Closing shall be held at the offices of the Acquiring Fund, or at such other place as the parties may agree.

3.2 Chase Manhattan Bank and Investors Fiduciary Trust Company, as custodians for the Acquiring Fund (each, a "Custodian", collectively, the "Custodians"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities. The Acquiring Fund may waive compliance with this paragraph 3.2 if in its sole discretion it determines to do so.

3.3 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4 Kemper Service Company ("KSC"), on behalf of the Acquiring Fund, shall deliver at the Closing a certificate of an authorized officer stating that KSC's records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder by class immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.5 Prior to Closing, the Kemper Fund shall have authorized the issuance of and the Kemper Fund shall have issued one Acquiring Fund Share to the Acquired Fund in consideration of the payment of $1.00 for the purpose of enabling the Acquired Fund to vote to (a) approve the investment management agreement between the Kemper Fund, on behalf of the Acquiring Fund, and Scudder Kemper Investments, Inc.; (b) ratify the election of Ernst & Young LLP as auditors for the Acquiring Fund, and (c) ratify the election of directors of the Kemper Fund. At the effective time of the Closing, the Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Kemper Fund for $1.00.

4. REPRESENTATIONS AND WARRANTIES

4.1 The Acquired Fund represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

     (b) The Acquired Fund is a registered closed-end management investment company, and its shares are registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended ("1933 Act").

     (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of the Acquired Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

     (d) The Acquired Fund has no material contracts or other material commitments (other than this Agreement) which will be terminated with liability to it prior to the Closing Date.

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (f) The statements of assets, liabilities and capital and a schedule of investments of the Acquired Fund at November 30, 1996 and 1997 (copies of which have been delivered by the Acquired Fund to the Acquiring Fund) have been audited by Ernst & Young LLP, independent certified public accountants, and are in accordance with generally accepted accounting principles consistently applied ("GAAP"), and such statements fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

     (g) The Acquiring Fund has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund, each as of March 31, 1998. These statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

     (h) Since March 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the

     Acquiring Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquired Fund shall not constitute a material adverse change.

     (i) The Acquired Fund has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

     (j) All Federal and other tax returns and reports (including information returns) of the Acquired Fund required by law to be filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.


     (k) For each taxable year of its operation the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will have distributed all of its investment company taxable income and net realized capital gain in accordance with Subchapter M.



     (l) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of KSC, the shareholder service agent to the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares (other than pursuant to the Acquired Fund's dividend reinvestment plan), nor is there outstanding any security convertible into any of the Acquired Fund's shares.


     (m) All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Kemper Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Kemper Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the

     Kemper Fund, to indemnify the Kemper Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted to threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

     (n) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund.

     (o) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of the Acquired Fund, and, subject to such approval and the approval of the Acquired Fund shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

     (p) The Acquired Fund has the power to own all of its properties and assets and, subject to the approval of Acquired Fund shareholders, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

     (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transaction contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Closing Date, except for such consents, approvals, authorizations or orders as may be required subsequent to the Closing Date.

     (r) Insofar as the following relate to it, the proxy materials of the Acquired Fund prepared in connection with the Meeting and filed with the SEC pursuant to Section 14(a) of the 1934 Act and

     Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "Reorganization Proxy Materials"), from their effective and clearance dates with the Commission, through the time of the Meeting and at the Closing Date: (i) shall comply in all material respects with the provisions of the 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of the Kemper Fund or the Acquiring Fund if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

     (s) The Acquired Fund shall not sell or otherwise dispose of any shares of the Acquiring Fund to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

     (t) The Acquired Fund shall provide a list of all portfolio securities held by it to the Acquiring Fund at least fifteen days before the Closing Date and shall immediately notify the Acquiring Fund's investment adviser of any portfolio security thereafter acquired or sold by the Acquired Fund.

     (u) The Acquired Fund shall, as soon as practicable after satisfaction of all conditions of the Reorganization: (i) file or cause to be filed, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company; and (ii) delist the Acquired Fund's shares on the New York Stock Exchange and the Chicago Stock Exchange.

4.2 The Kemper Fund on behalf of the Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) The Kemper Fund is a corporation duly organized, validly existing and in good standing under the laws of Maryland.

     (b) The Kemper Fund is a registered open-end management investment company and its registration with the Commission as an investment company with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1933 Act and the 1940 Act, is in full force and effect.

     (c) Before the effective time of the Closing, the Acquiring Fund will be a duly established and designated series of the Kemper Fund, with fundamental investment policies and restrictions that are substantially identical to those of the Acquired Fund.

     (d) The Acquiring Fund has not commenced operations and will not commence operations until after the Closing.

     (e) Prior to the effective time of the Closing, there will be no issued and outstanding shares of the Acquiring Fund or any other securities issued by the Acquiring Fund, except as provided in paragraph 3.5.

     (f) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of the Kemper Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Kemper Fund is a party or by which it is bound.

     (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (h) The Kemper Fund shall file a post-effective amendment (the "N-1A Post-Effective Amendment") to its registration statement on Form N-1A with the Commission and with appropriate state securities commissions, as promptly as practicable so that the Acquiring Fund and its shares are registered under the 1933 Act, the 1940 Act and applicable state securities laws.

     (i) The prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading.

     (j) The Acquiring Fund intends to qualify as a regulated investment company under Part I of Subchapter M of the Code.

     (k) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date all issued and outstanding Acquiring Fund shares will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares (other than pursuant to the Acquiring Fund's dividend reinvestment plan), nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (l) The Kemper Fund, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of the Kemper Fund, and, subject to such approval, this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

     (m) The Acquiring Fund has the power to own all of its properties and assets and to consummate the transaction contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transaction contemplated by this Agreement.

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Closing Date, except for such consents, approvals, authorizations or orders as may be required subsequent to the Closing Date.

     (o) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund.

     (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state securities laws in order to continue its operations after the Closing Date.

5. COVENANTS OF THE ACQUIRED FUND AND THE KEMPER FUND ON BEHALF OF THE ACQUIRING FUND

5.1 The Acquired Fund will be operated in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, as well as such other distributions as may be deemed advisable.

5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder to the Acquired Fund are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 The Acquired Fund will assist the Kemper Fund in obtaining such information as the Kemper Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Each of the Acquired Fund and the Kemper Fund on behalf of the Acquiring Fund agrees to make such representations and warranties and take such actions as may be necessary to assure that the Reorganization shall constitute a tax-free reorganization.

5.5 The Kemper Fund, on behalf of the Acquiring Fund, agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Reorganization, except for sales and dispositions made in the ordinary course of its business of investing and reinvesting assets.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Kemper Fund, on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Kemper Fund on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 The Kemper Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Kemper Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Kemper Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

6.4 The Acquired Fund shall have received on the Closing Date the opinion of Dechert Price & Rhoads, counsel to the Kemper Fund, dated as of the Closing Date, covering the following points:

     (a) The Kemper Fund is a corporation duly organized, validly existing and in good standing under the laws of the state of Maryland and has the power to own all of its properties and assets, including those of the Acquiring Fund, and to carry on its business, including that of the Acquiring Fund, as presently conducted.

     (b) The Agreement has been duly authorized, executed and delivered by the Kemper Fund on behalf of the Acquiring Fund and, assuming that the Reorganization Proxy Materials comply with the 1933 Act, the 1934 Act and the 1940 act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Kemper Fund on behalf of the Acquiring Fund enforceable against the Kemper Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

     (c) The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof.

     (d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Kemper Fund's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which the Kemper Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Kemper Fund is a party or by which it is bound.

     (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

     (f) The Kemper Fund is registered as a management investment company with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as a management investment company under the 1940 Act is in full force and effect.

     (g) Shares of the Kemper Fund, including those of the Acquiring Fund, are registered under the 1933 Act, and such registration is in full force and effect.

     (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Kemper Fund or the Acquiring Fund or any of their respective properties or assets and neither the Kemper Fund nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE KEMPER FUND, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Kemper Fund, on behalf of the Acquiring Fund, to complete the transaction provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Fund shall have delivered to the Kemper Fund a statement of assets liabilities, and capital of the Acquired Fund, together with a list of the portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the President or Vice President and Treasurer or Assistant Treasurer of the Acquired Fund as having been prepared in accordance with GAAP, and certifying that there has been no material adverse change in its financial position since March 31, 1998, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

7.3 The Acquired Fund shall have duly executed and delivered to the Kemper Fund such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as the Kemper Fund may deem necessary or desirable to transfer all of the Acquired Fund's right, title and interest in and to the Acquired Fund's assets. The Acquired Fund's assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

7.4 The Acquired Fund shall have delivered to the Kemper Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Kemper Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Kemper Fund shall reasonably request.

7.5 The Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

7.6 The Kemper Fund shall have received on the Closing Date the opinion of Vedder, Price, Kaufman & Kammholz, counsel to the Acquired Fund, covering the following points:

     (a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets, and to carry on its business, as presently conducted.

     (b) The Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Kemper Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

     (c) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquired Fund's Articles of

     Incorporation or By-Laws or any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound.

     (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Fund of the transaction contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

     (e) The descriptions in the Reorganization Proxy Materials of the Acquired Fund and, only insofar as they relate to the Acquired Fund, of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate and fairly present the information required to be shown.

     (f) The Acquired Fund is registered as a management investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (g) The Acquired Fund is subclassified as an open-end company under the 1940 Act, all necessary board of directors and shareholder approvals relating to such subclassification have been obtained, and all necessary regulatory filings, including amendments to the Acquired Fund's Articles of Incorporation and registration with the Commission, have been duly made and are effective.

     (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquired Fund at which the contents of the Reorganization Proxy Materials and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Reorganization Proxy Materials (except to the extent indicated in paragraph (e) of their opinion), on the basis of the foregoing

(relying as to materiality to a large extent upon the opinions of officers and other representatives of the Acquired Fund), no facts have come to their attention that lead them to believe that the Reorganization Proxy Materials as of their respective dates, as of the date of the Shareholders Meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquired Fund or necessary to make the statements therein regarding the Acquired Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the information relating to the Kemper Fund or the Acquiring Fund, contained in Reorganization Proxy Materials and that such opinion is solely for the benefit of the Acquiring Fund, its Directors and its officers. Such opinion shall also include such other matters incident to the transaction contemplated hereby as the Kemper Fund may reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE KEMPER FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and certified copies of the results of such vote evidencing such approval shall have been delivered to the Kemper Fund.

8.2 On the Closing Date no action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Kemper Fund or the Acquired Fund to permit consummation, in all material respects, of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4 The Kemper Fund shall have received the opinion of Dechert Price & Rhoads addressed to the Kemper Fund substantially to the effect that for federal income tax purposes:

     (a) The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code.

     (b) In accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund as a result of such transactions.

     (c) In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund as a result of such transactions.

     (d) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

     (e) In accordance with Section 358(a)(1) of the Code, the basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder's Acquired Fund shares immediately prior to such transactions.

     (f) In accordance with Section 362(b) of the Code, the basis of the Acquired Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior the transactions.

     (g) In accordance with Section 1223(1) of the Code, a shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset.

     (h) In accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Assets were held by the Acquired Fund provided that the Acquired Fund held such Assets as capital assets.

     (i) In accordance with Section 381(a) of the Code, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund described in Section 381(c) of the Code.

The delivery of such opinion shall be conditioned upon the receipt by Dechert Price & Rhoads of such representations as it shall reasonably request of the parties hereto.

8.5 The Acquired Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz addressed to the Acquired Fund substantially to the effect that for federal income tax purposes:

     (j) The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code.

     (k) In accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund as a result of such transactions.

     (l) In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund as a result of such transactions.

     (m) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

     (n) In accordance with Section 358(a)(1) of the Code, the basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder's Acquired Fund shares immediately prior to such transactions.

     (o) In accordance with Section 362(b) of the Code, the basis of the Acquired Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior the transactions.

     (p) In accordance with Section 1223(1) of the Code, a shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset.

     (q) In accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Assets were held by the Acquired Fund provided that the Acquired Fund held such Assets as capital assets.

     (r) In accordance with Section 381(a) of the Code, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund described in Section 381(c) of the Code.

The delivery of such opinion shall be conditioned upon the receipt by Vedder, Price, Kaufman & Kammholz of such representations as it shall reasonably request of the parties hereto.

8.6 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.7 The Commission shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.8 Either party, at its option, may waive compliance by the other party with any condition contained in this Section 8, other than the conditions contained in Section 8.1.

9. BROKERAGE FEES

The Kemper Fund on behalf of the Acquiring Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Kemper Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. FURTHER ASSURANCES

Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder. In addition, the Acquired Fund shall deliver or cause to be delivered to the Kemper Fund or its designees each account, book, record or other document of the Acquired Fund required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

12. TERMINATION

This Agreement may be terminated by a party at or, in the case of Subsection 12(c) below, at any time prior to, the Closing Date by a vote of a majority of its Board of Directors as provided below:

     (a) By the Acquired Fund if the conditions set forth in Section 6 or 8 are not satisfied as specified in said Section;

     (b) By the Kemper Fund on behalf of the Acquiring Fund if the conditions set forth in Section 7 or 8 are not satisfied as specified in said Section;

     (c) By mutual consent.

13. AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Kemper Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Kemper Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, Attention: Secretary, with a copy to Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, DC 20006, Attention: Robert
W. Helm, or to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, Attention: Secretary, with a copy to Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, IL 60601, Attention: David A. Sturms.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of laws.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.


KEMPER GLOBAL/INTERNATIONAL SERIES, INC.


                                       on behalf of the


                                       GROWTH FUND OF SPAIN


                                       SERIES



                                       By:          /s/ MARK CASADY

   -----------------------------------------------------------------------------

                                           President



                                       THE GROWTH FUND OF SPAIN, INC.



                                       By:         /s/ DANIEL PIERCE

   -----------------------------------------------------------------------------

                                           President

                              ABOUT THE PROXY CARD

                   Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have.
Please vote all issues shown on each proxy card that you receive.

 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of board members), mark--For Both, Withhold Both or Except. If you mark an X in the Except box, you should print the name or number relating to the individual for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.

 We appreciate your continuing support and look forward to serving your future investment needs.
 THANK YOU FOR MAILING YOUR
 PROXY CARD PROMPTLY!
 ======

PROXY CARD SAMPLE

THE GROWTH FUND OF SPAIN, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Thank you
Thank you

                                           for mailing your proxy card promptly!

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               WE APPRECIATE YOUR
                             CONTINUING SUPPORT AND
                            LOOK FORWARD TO SERVING
                         YOUR FUTURE INVESTMENT NEEDS.

                                                (LOGO)Printed on recycled paper.

PROXY                                                                PROXY

                         THE GROWTH FUND OF SPAIN, INC.
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 28, 1998




PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote below and sign in the space provided and return it in the envelope provided. You may receive additional proxies for your other accounts with Kemper. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Arthur R. Gottschalk and Daniel Pierce, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Annual Meeting of Shareholders to be held October 28, 1998, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted as recommended by the Board on each item set forth on this proxy.

THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: :
                                                                                For     Withhold   Except  To withhold  authority to
              1.  Election of two directors to the Board of                     Both      Both             vote,  mark the  "Except"
                  directors                                                                                box   and    write    the
                                                                                [ ]        [ ]       [ ]   nominee's  number  on the
                  01) Frederick T. Kelsey, 02) Fred B. Renwick                                             line provided below.

                                                                                                           -------------------------
              2.  Ratification  of the  selection  of Ernst & Young             For               Against           Abstain
                  LLP as the Fund's  independent auditors  for the current
                  fiscal year.                                                  [ ]                 [ ]               [ ]

              3A.  Approve a new  investment  management  agreement             For               Against           Abstain
                   with Scudder Kemper Investments, Inc.
                                                                                [ ]                 [ ]               [ ]


              3B. Approve a new sub-advisory agreement with BSN                 For               Against           Abstain
                  Gestion de Patrimonios, S.A., S.G.C. (Approval of Item
                  3B is conditioned upon approval of Item 3A.)                  [ ]                 [ ]               [ ]


              4.  Approve the change in the Fund's classification from          For               Against           Abstain
                  a diversified to a non-diversified fund.
                                                                                [ ]                 [ ]               [ ]


              5.  Approve  the  proposal  to convert  the Fund from             For               Against           Abstain
                  a closed-end  investment company to an open-end investment
                  company.                                                      [ ]                 [ ]               [ ]




              Note:  All  registered  owners of accounts  shown above must sign. Please sign exactly as your name appears on this
              Proxy. If signing for a corporation,  estate or trust, please indicate your capacity or title.



              ----------------------------------  --------------------      ------------------------------     -------------
              Signature                                   Date              Signature (Joint)                  Date
